                    CERTIFICATE OF DESIGNATION OF THE POWERS,
                PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL
                 AND OTHER SPECIAL RIGHTS OF 15.0% EXCHANGEABLE
                 REDEEMABLE SENIOR PREFERRED STOCK DUE 2007 AND
              QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF


- --------------------------------------------------------------------------------

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

- --------------------------------------------------------------------------------


                  Benedek Communications Corporation (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the board of directors of the Corporation (the "Board of Directors") by its Certificate of Incorporation (hereinafter referred to as the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors, by unanimous written consent dated May 29, 1996, duly approved and adopted the following resolution (the "Resolution"):

                  RESOLVED that, pursuant to the authority vested in the Board of Directors by its Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of 15.0% Series A Exchangeable Redeemable Senior Preferred Stock due 2007, par value $.01 per share, with a stated value initially of $100 per share, consisting of 600,000 shares, and 15.0% Series B Exchangeable Redeemable Senior Preferred Stock due 2007, par value $.01 per share, with a stated value initially of $100 per share, consisting of 600,000 shares (collectively, the "Exchangeable Preferred Stock") having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this Resolution as follows:

                  (a) Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company (i) a series of Preferred Stock designated as the

"15.0% Series A Exchangeable Redeemable Senior Preferred Stock due 2007" (the "Class A Stock") and (ii) a series of Preferred Stock designated as the "15.0% Series B Exchangeable Redeemable Senior Preferred Stock due 2007" (the "Class B Stock"). The number of shares constituting the Class A Stock shall be 600,000, and the number of shares constituting the Class B Stock shall be 600,000. The Class A Stock and the Class B Stock are referred to as the "Exchangeable Preferred Stock". The liquidation preference of the Exchangeable Preferred Stock shall be $100 per share (the "Liquidation Preference").

                  (b) Rank. The Exchangeable Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank
(i) senior to all classes of common stock and to each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors of the Company, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Exchangeable Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to, together with all classes of common stock of the Company, as "Junior Stock"); (ii) on a parity with each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors of the Company, the terms of which expressly provide that such class or series will rank on a parity with the Exchangeable Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Stock"); and (iii) junior to each class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors of the Company, the terms of which expressly provide that such class or series will rank senior to the Exchangeable Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Senior Stock"). The Company may not authorize any new class of Parity Stock or Senior Stock without the approval of the holders of at least two-thirds of the shares of Exchangeable Preferred Stock then outstanding, voting or consenting, as the case may be, as one class. All claims of the holders of the Exchangeable Preferred Stock, including, without limitation, claims with respect to dividend payments, redemption payments, mandatory repurchase payments or rights upon liquidation, winding-up or dissolution, shall rank junior to the claims of the holders of any debt of the Company and all other creditors of the Company.

                  (c) Dividends. (i) Holders of the outstanding shares of Exchangeable Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Company, out of funds legally available therefor, cash dividends on the Exchangeable Preferred Stock at a rate per annum equal to 15.0% of the Specified Amount payable quarterly (each such quarterly period being herein called a "Dividend Period"). In addition to the dividends described in the preceding sentence, holders of outstanding shares of Exchangeable Preferred Stock will be entitled to Liquidated Damages if and to the extent provided for in the Exchange and Registration Rights Agreement. All dividends will be cumulative, whether or not earned or declared, on a daily basis from the Issue Date and shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (each a "Dividend Payment Date"), commencing on July 1, 1996 to holders of record on the December 15, March 15, June 15 and September 15 immediately preceding the relevant Dividend Payment Date. If any dividend (other than any Liquidated Damages) payable on any Dividend Payment Date on or before July 1, 2001 is not declared or paid in full in cash on such Dividend Payment Date, the amount payable as dividends on such Dividend Payment Date (other than any Liquidated Damages) that is not paid in cash on such Dividend Payment Date will be added automatically to the Specified Amount of the Exchangeable Preferred Stock on such Dividend Payment Date and will be deemed paid in full (such dividends being herein called the "Accumulated Dividends"). Except as provided herein, accrued and unpaid dividends, if any, will not bear interest or bear dividends thereon.

                (ii) All dividends paid with respect to shares of the Exchangeable Preferred Stock pursuant to paragraph (c)(i) shall be paid pro rata to the holders entitled thereto.

              (iii) No full dividends may be declared or paid or set apart for the payment of dividends by the Company on any Parity Stock for any period unless full cumulative dividends shall have been or contemporaneously are declared and paid (or are deemed declared and paid) in full or declared and, if payable in cash, a sum in cash sufficient for such payment set apart for such payment on the Exchangeable Preferred Stock. If full dividends are not so paid, the Exchangeable Preferred Stock will share dividends pro rata with the Parity Stock.

                (iv) No dividends may be paid or set apart for such payment on Junior Stock (except dividends on Junior Stock payable in additional shares of Junior Stock) and no Junior Stock or Parity Stock may be repurchased, redeemed or otherwise retired nor may funds be set apart for payment with respect thereto, if full cumulative dividends have not been paid in full (or deemed paid) on the Exchangeable Preferred Stock.

                  (v) Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption may be declared and paid at any time, without reference to any regular Dividend Repayment Date, to holders of record on such date, not more than 45 days prior to the payment thereof, as may be fixed by the Board of Directors of the Company.

                (vi) So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company shall not make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Parity Stock or Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any Parity Stock or Junior Stock, and shall not permit any corporation or other entity directly or indirectly controlled by the Company to purchase or redeem any Parity Stock or Junior Stock, or any such warrants, rights, calls or options unless full cumulative dividends determined in accordance herewith on the Exchangeable Preferred Stock have been paid (or are deemed paid) in full.

              (vii) Dividends payable on the Exchangeable Preferred Stock for any period less than a year shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in the period for which payable.

                  (d) Liquidation Preference. (i) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Exchangeable Preferred Stock will be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, the Specified Amount, plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding-up (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding-up and including an amount equal to the redemption premium that would have been payable had the Exchangeable Preferred Stock been the subject of an Optional Redemption on such date) before any distribution is made on any Junior Stock, including, without limitation, common stock of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Exchangeable Preferred Stock and all Parity Stock are not paid in full, the Exchangeable Preferred Stock and the Parity Stock will share equally and ratably in any distribution of assets of the Company to which each is entitled. After payment of the full amount of the Specified Amount (and, if applicable, an amount equal to a prorated dividend and redemption premium), the holders of shares of Exchangeable Preferred Stock will not be entitled to any further participation in any distribution of assets of the Company.

                (ii) For the purposes of this paragraph (d), neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation or merger of the Company with or into one or more entities shall be deemed to be a liquidation, dissolution or winding-up of the Company.

                  (e) Redemption. (i) Optional Redemption. (A) The Exchangeable Preferred Stock may be redeemed (subject to the legal availability of funds therefor) at any time, in whole or in part, at the option of the Company, at the redemption prices (expressed as a percentage of the Specified Amount) set forth below, plus, without duplication, an amount in cash equal to all accrued and unpaid Liquidated Damages and dividends to the date fixed for redemption (the "Optional Redemption Date") (including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Optional Redemption Date to the Optional Redemption Date) (the "Optional Redemption Price"). If redeemed prior to July 1, 1996, the Optional Redemption Price shall equal 115.000% of the Specified Amount, plus, without duplication, all accrued and unpaid Liquidated Damages and dividends (including an amount equal to a prorated dividend from the immediately preceding Dividend Payment Date to the Optional Redemption Date), if any, to the Optional Redemption Date and if redeemed during the 12-month period beginning July 1 of each of the years set forth below, the Optional

Redemption Price shall be a percentage of the Specified Amount plus, without duplication, in each case, an amount in cash equal to all accrued and unpaid Liquidated Damages and dividends (including an amount equal to a prorated dividend from the immediately preceding Dividend Payment Date to the Optional Redemption Date), if any, to the Optional Redemption Date:

Year                                                               Percentage
1996..................................................               115.000%
1997..................................................               115.000%
1998..................................................               115.000%
1999..................................................               115.000%
2000..................................................               112.000%
2001..................................................               109.000%
2002..................................................               106.000%
2003..................................................               103.000%
2004..................................................               100.000%
2005..................................................               100.000%
2006 and thereafter...................................               100.000%


                  (B) In the event of a redemption of only a portion of the then outstanding shares of Exchangeable Preferred Stock, the Company shall effect such redemption on a pro rata basis, except that the Company may redeem such shares held by holders of fewer than 100 shares (or shares held by holders who would hold less than 100 shares as a result of such redemption), as may be determined by the Company.

                  (ii) Mandatory Redemption. The Exchangeable Preferred Stock will be subject to mandatory redemption (subject to the legal availability of funds therefor) in whole on the date which is the earlier of (x) July 1, 2007 (the "Mandatory Redemption Date") and (y) upon one Business Day's notice at any time on or prior to the date that is four Business Days after the Issue Date (the date so designated being called the "Early Redemption Date") if the Acquisitions have not been consummated and Benedek Broadcasting has not become a wholly owned subsidiary of the Company on or prior to the third Business Day after the Issue Date or, if it appears in the sole judgment of the Company, that the Acquisitions will not be consummated in all material respects on or prior to such third Business Day, in each case at a price equal to 100% of the Specified Amount, plus, without duplication, all accrued and unpaid Liquidated Damages and dividends (including an amount equal to a prorated dividend from the immediately preceding Dividend Payment Date to the Mandatory Redemption Date or the Early Redemption Date, as the case may be), if any, to the Mandatory Redemption Date or Early Redemption Date, as the case may be (the "Mandatory Redemption Price").

              (iii) Procedure for Redemption. (A) On and after the Optional Redemption Date, the Mandatory Redemption Date or the Early Redemption Date, as the case may be (the "Redemption Date"), unless the Company defaults in the payment of the applicable redemption price, dividends will cease to accumulate on shares of Exchangeable Preferred Stock called for redemption and all rights of holders of such shares will terminate except for the right to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, without interest; provided, however, that if a notice of redemption shall have been given as provided in paragraph (iii)(B) or notice provided in (iii)(D) below shall not have been given and the funds necessary for redemption (including an amount in respect of all dividends that will accrue to the Redemption Date) shall have been segregated and irrevocably set apart by the Company, in trust for the benefit of the holders of the shares called for redemption, then dividends shall cease to accumulate on the Redemption Date on the shares to be redeemed and, at the close of business on the day on which such funds are segregated and set apart, the holders of the shares to be redeemed shall cease to be stockholders of the Company and shall be entitled only to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, for such shares.

                  (B) With respect to a redemption pursuant to paragraph e(i) or e(ii)(x), the Company will send a written notice of redemption by first class mail to each holder of record of shares of Exchangeable Preferred Stock, not fewer than 30 days nor more than 60 days prior to the Redemption Date at its registered address (the "Redemption Notice"); provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Exchangeable Preferred Stock to be redeemed except as to the holder or holders to whom the Company has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state:

                  (1) whether the redemption is pursuant to paragraph (e)(i) or (e)(ii)(x) hereof;

                  (2) the Optional Redemption Price or the Mandatory Redemption Price, as the case may be;

                  (3) whether all or less than all the outstanding shares of the Exchangeable Preferred Stock are to be redeemed and the total number of shares of the Exchangeable Preferred Stock being redeemed;

                  (4) the Redemption Date;

                  (5) that the holder is to surrender to the Company, in the manner, at the place or places and at the price designated, his certificate or certificates representing the shares of Exchangeable Preferred Stock to be redeemed; and

                  (6) that dividends on the shares of the Exchangeable Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Company defaults in the payment of the Optional Redemption Price or the Mandatory Redemption Price, as the case may be.

                  (C) Each holder of Exchangeable Preferred Stock shall surrender the certificate or certificates representing such shares of Exchangeable Preferred Stock to the Company, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Optional Redemption Price or Mandatory Redemption Price, as the case may be, for such shares shall be payable in cash to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (D) With respect to a redemption pursuant to paragraph
(e)(ii)(y), pursuant to the terms of an escrow agreement to be entered into between the Company and the Transfer Agent, an amount equal to the gross proceeds of the initial issuance of the Units plus an amount equal to cash dividends on the Exchangeable Preferred Stock at the rate equal to 15.0% per annum, such cash dividends calculated from the date of initial issuance of the Exchangeable Preferred Stock until but excluding the last day on which the Early Redemption Date could occur, will be placed in an escrow account maintained by the Transfer Agent. All amounts deposited with the Transfer Agent and any accrued interest thereon (collectively, the "Trust Funds") will be pledged to and held by the Transfer Agent as security for the redemption of the Exchangeable Preferred Stock on the Early Redemption Date. If, prior to the Early Redemption Date, the Company delivers to the Transfer Agent a certificate stating that (i) the Company proposes to concurrently close the Acquisitions pursuant to the terms of the purchase agreements for the Acquisitions; (ii) the terms of the transactions to be entered into and the businesses to be acquired conform in all material respects to the descriptions thereof contained in the Private Placement Memorandum subject only to any changes provided for or contemplated therein; (iii) all conditions to the closing of the Acquisitions have been satisfied or waived (including receipt of all necessary FCC consents) and (iv) all Licenses required for the operation of the Stations will be assigned to BLC at the closing of the Acquisitions, then the Transfer Agent will release the Trust Funds (except for the amount representing the Placement Agents' fee) to the Company to fund the Acquisitions and will release the Placement Agents' fee to Goldman Sachs & Co. and BT Securities Corporation in the respective amounts set forth in the Placement Agreement.

                  Pending release or use as provided above, the Trust Funds will be invested in Permitted Investments as directed by the Company. If mandatory redemption is required on the Early Redemption Date, the Exchangeable Preferred Stock will be redeemed on the Early Redemption Date with the Trust Funds. Any amounts remaining in the Trust Funds after such mandatory redemption will be distributed to the Company.

                  (f) Voting Rights. (i) The holders of Exchangeable Preferred Stock, except as otherwise required under Delaware law or as set forth in paragraphs (ii) and (iii) below, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Company.

                (ii) (A) If (1) after July 1, 2001, dividends on the Exchangeable Preferred Stock are in arrears and unpaid for four or more Dividend Periods (whether or not consecutive) (a "Dividend Default"); (2) the Company fails to redeem the Exchangeable Preferred Stock on July 1, 2007, or fails to otherwise discharge any redemption obligation with respect to the Exchangeable Preferred Stock; (3) the

Company fails to make a Change of Control Offer if such Change of Control Offer is required by paragraph (h) hereof or fails to purchase shares of Exchangeable Preferred Stock from holders who elect to have such shares purchased pursuant to the Change of Control Offer; (4) a breach or violation of any of the provisions set forth in paragraph (l) hereof occurs and the breach or violation continues for a period of 30 days or more after the Company receives notice thereof specifying the default from the holders of at least 25% of the shares of Exchangeable Preferred Stock then outstanding; or (5) the Company fails to pay at the final stated maturity (giving effect to any extensions thereof) the principal amount of any Indebtedness of the Company or any Subsidiary of the Company, or the final stated maturity of any such Indebtedness is accelerated or a default occurs as a result of the Company's failure to observe any covenant with respect to any such Indebtedness (which default is not waived by the holders of such Indebtedness within 30 days thereof), if the aggregate principal amount of such Indebtedness, together with the aggregate principal amount of any other such Indebtedness in default for failure to pay principal at the final stated maturity (giving effect to any extensions thereof) or which has been accelerated or which is subject to such non-waived default, aggregates $5,000,000 or more at any time, in each case, after a 10-day period during which such default shall not have been cured or such acceleration rescinded, then the number of directors constituting the Board of Directors of the Company will be adjusted to permit the holders of a majority of the then outstanding shares of Exchangeable Preferred Stock, voting separately and as a class, to elect the greater of two directors and that number of directors constituting 25% of the members of the Board of Directors. Each such event described in clauses (1),
(2), (3), (4) and (5) above is a "Voting Rights Triggering Event".

                  (B) The voting rights set forth in subparagraph (f)(ii)(A) above will continue until such time as (x) in the case of a Dividend Default, all dividends in arrears on the Exchangeable Preferred Stock are paid in full in cash, and (y) in all other cases, any failure, breach or default giving rise to such Voting Rights Triggering Event is remedied or waived by the holders of at least two-thirds of the shares of Exchangeable Preferred Stock then outstanding, at which time the term of any directors elected pursuant to the provisions of subparagraph (f)(ii)(A) above shall terminate. At any time after voting power to elect directors shall have become vested and be continuing in the holders of Exchangeable Preferred Stock pursuant to subparagraph (f)(ii)(A) hereof, or if vacancies shall exist in the offices of directors elected by the holders of Exchangeable Preferred Stock, a proper officer of the Company may, and upon the written request of the holders of record of at least 25% of the shares of Exchangeable Preferred Stock then outstanding addressed to the secretary of the Company shall, call a special meeting of the holders of Exchangeable Preferred Stock for the purpose of electing the directors which such holders are entitled to elect. If such meeting shall not be called by a proper officer of the Company within 20 days after personal service to the secretary of the Company at its principal executive offices, then the holders of record of at least 25% of the outstanding shares of Exchangeable Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Exchangeable Preferred Stock so designated shall have, and the Company shall provide, access to the lists of stockholders to be called pursuant to the provisions hereof.

                  (C) At any meeting held for the purposes of electing directors at which the holders of Exchangeable Preferred Stock shall have the right, voting together as a separate class, to elect directors as aforesaid, the presence in person or by proxy of the holders of at least a majority of the outstanding shares of Exchangeable Preferred Stock shall be required to constitute a quorum of such Exchangeable Preferred Stock.

                  (D) Any vacancy occurring in the office of a director elected by the holders of Exchangeable Preferred Stock may be filled by the remaining directors elected by the holders of Exchangeable Preferred Stock unless and until such vacancy shall be filled by the holders of Exchangeable Preferred Stock. The director to be elected by the holders of Exchangeable Preferred Stock shall agree, prior to his election to office, to resign upon any termination of the right of the holders of Exchangeable Preferred Stock to vote as a class for a director as herein provided, and upon any such termination the director then in office elected by the holders of Exchangeable Preferred Stock shall forthwith resign.

              (iii) (A) So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company (x) will not authorize any class of Senior Stock or Parity Stock and (y) will not make any election under Subchapter S of the Internal Revenue Code without, in each case, the affirmative vote or consent of holders of at least two-thirds of the shares of Exchangeable Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting. So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company will not authorize the issuance of any additional shares of Exchangeable Preferred Stock without the affirmative vote or consent of the holders of at least a majority of the then outstanding shares of Exchangeable Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                  (B) So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company will not amend this Certificate of Designation so as to affect adversely the specified rights, preferences, privileges or voting rights of holders of shares of Exchangeable Preferred Stock or to authorize the issuance of any additional shares of Exchangeable Preferred Stock without the affirmative vote or consent of holders of at least two-thirds of the issued and outstanding shares of Exchangeable Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                  (C) Except as set forth in paragraph (f)(iii)(A) above, (x) the creation, authorization or issuance of any shares of any Junior Stock, Parity Stock or Senior Stock, including the designation of a series of Exchangeable Preferred Stock, or (y) the increase or decrease in the amount of authorized Capital Stock of any class, including Preferred Stock, shall not require the consent of holders of Exchangeable Preferred Stock and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of shares of Exchangeable Preferred Stock.

                  (D) Prior to the exchange of Exchangeable Preferred Stock for Exchange Debentures, the Company shall not amend or modify the Exchange Indenture (except as expressly provided therein in respect of amendments without the consent of holders of Exchange Debentures) without the affirmative vote or consent of holders of at least a majority of the shares of Exchangeable Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

              (iv) In any case in which the holders of Exchangeable Preferred Stock shall be entitled to vote pursuant to this paragraph (f) or pursuant to Delaware law, each holder of Exchangeable Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Exchangeable Preferred Stock held.

                  (g) Exchange. (i) Exchange for Debentures. (A) The Company may, at its option, on any scheduled Dividend Payment Date, exchange the Exchangeable Preferred Stock, in whole but not in part, for the Exchange Debentures; provided however, that (1) on the date of such exchange there are no accumulated and unpaid dividends on the Exchangeable Preferred Stock (including the dividends payable on such date) or other contractual impediment to such exchange; (2) there shall be funds legally available sufficient therefor; (3) immediately before and immediately after giving effect to such exchange, no Default (as defined in the Exchange Indenture) shall have occurred and be continuing, and (iv) the Company shall have delivered to the Trustee under the Exchange Indenture an opinion of counsel with respect to the due authorization and issuance of the Exchange Debentures.

                  (B) Upon any exchange pursuant to this paragraph (g)(i), holders of outstanding shares of Exchangeable Preferred Stock will be entitled to receive $1.00 principal amount of Exchange Debentures for each $1.00 of Specified Amount of Exchangeable Preferred Stock held by them. Exchange Debentures issued in exchange for Exchangeable Preferred Stock will be issued in principal amounts of $1,000 and integral multiples thereof to the extent possible, and will also be issued in principal amounts less than $1,000 so that each holder of Exchangeable Preferred Stock will receive certificates representing the entire amount of Exchange Debentures to which such holder's shares of Exchangeable Preferred Stock entitle such holder; provided, however, that the Company may pay cash in lieu of issuing an Exchange Debenture in a principal amount less than $1,000.

                (ii) Procedures. (A) The Company will send a written notice of exchange (the "Exchange Notice") by mail to each holder of record of shares of Exchangeable Preferred Stock not fewer than 30 days nor more than 60 days before the date fixed for such exchange (the "Exchange Date"); provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any shares of Exchangeable Preferred Stock to be exchanged except as to the holder or holders to whom the Company has failed to give said notice or except as to the holder or holders whose notice was defective. The Exchange Notice shall state:

                  (1) the Exchange Date;

                  (2) that the holder is to surrender to the Company, in the manner and at the place or places designated, his certificate or certificates representing the shares of Exchangeable Preferred Stock to be exchanged;

                  (3) that dividends on the shares of Exchangeable Preferred Stock to be exchanged shall cease to accrue on such Exchange Date whether or not certificates for shares of Exchangeable Preferred Stock are surrendered for exchange on such Exchange Date unless the Company shall default in the delivery of Exchange Debentures; and

                  (4) that interest on the Exchange Debentures shall accrue from the Exchange Date whether or not certificates for shares of Exchangeable Preferred Stock are surrendered for exchange on such Exchange Date.

                  (B) On and after the Exchange Date, dividends will cease to accrue on the outstanding shares of Exchangeable Preferred Stock, and all rights of the holders of Exchangeable Preferred Stock (except the right to receive Exchange Debentures, an amount in cash, to the extent applicable, equal to the accumulated and unpaid dividends to the Exchange Date and, if the Company so elects, cash in lieu of any Exchange Debenture that is in a principal amount that is not an integral multiple of $1,000) will terminate. The person entitled to receive the Exchange Debentures issuable upon such exchange will be treated for all purposes as the registered holder of such Exchange Debentures.

                  (C) On or before the Exchange Date, each holder of Exchangeable Preferred Stock shall surrender the certificate or certificates representing such shares of Exchangeable Preferred Stock, in the manner and at the place designated in the Exchange Notice. The Company shall cause the Exchange Debentures to be executed on the Exchange Date and, upon surrender in accordance with the Exchange Notice of the certificates for any shares of Exchangeable Preferred Stock so exchanged, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), such shares shall be exchanged by the Company into Exchange Debentures. The Company shall pay interest on the Exchange Debentures at the rate and on the dates specified therein from the Exchange Date.

              (iii) No Exchange in Certain Cases. Notwithstanding the foregoing provisions of this paragraph (g), the Company shall not be entitled to exchange the Exchangeable Preferred Stock for Exchange Debentures if such exchange, or any term or provision of the Exchange Indenture or the Exchange Debentures, or the performance of the Company's obligations under the Exchange Indenture or the Exchange Debentures, shall materially violate or conflict with any applicable law or agreement or instrument then binding on the Company or if, at the time of such exchange, the Company is insolvent or if it would be rendered insolvent by such exchange.

                (iv) Exchange of Series A Stock for Series B Stock. The Series B Stock will be issued by the Company only in connection with an exchange offer, on a share for share basis, for the Series A Stock as required pursuant to the Exchange and Registration Rights Agreement. Each share of Series B Stock issued in exchange for a share of Series A Stock will be deemed to have the same Specified Amount as the share of Series A Stock so exchanged.

                  (h) Change of Control. (i) Upon the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), each holder of Exchangeable Preferred Stock will have the right to require that the Company purchase all or a portion of such holder's Exchangeable Preferred Stock in cash pursuant to the offer described in paragraph (h)(iii) below (the "Change of Control Offer") at a purchase price equal to 101% of the Specified Amount, plus, without duplication, all accrued and unpaid Liquidated Damages and dividends, if any, to the Change of Control Payment Date, including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Change of Control Payment Date to the Change of Control Payment Date.

                (ii) Prior to the mailing of the notice referred to in subparagraph (h)(iii) below, but in any event within 45 days following the date on which the Company becomes aware that a Change of Control has occurred, the Company covenants that if the purchase of the Exchangeable Preferred Stock would violate or constitute a default under the Bank Credit Agreement, the Senior Subordinated Discount Note Indenture or other Debt of the Company, then the Company shall either (A) repay in full all such Debt and terminate all commitments outstanding thereunder or (B) obtain the requisite consents, if any, under the Bank Credit Agreement, the Senior Subordinated Discount Note Indenture or such Debt required to permit the purchase of Exchangeable Preferred Stock required by subparagraph (h)(i) above. The Company will first comply with the covenant in the immediately preceding sentence before it will be required to make the Change of Control Offer or purchase the Exchangeable Preferred Stock pursuant to the provisions described herein; provided, however, that the Company's failure to comply with the provisions of this paragraph (h)(ii) shall constitute a Voting Rights Triggering Event.

              (iii) Within 45 days following the date on which the Company becomes aware that a Change of Control has occurred, the Company must send, by first-class mail, postage prepaid, a notice to each holder of Exchangeable Preferred Stock. Such notice shall contain all instructions and materials necessary to enable such holders to tender Exchangeable Preferred Stock pursuant to the Change of Control Offer. Such notice shall state:

                  (A) that a Change of Control has occurred, that the Change of Control Offer is being made pursuant to this paragraph (h) and that all Exchangeable Preferred Stock validly tendered and not withdrawn will be accepted for payment;

                  (B) the purchase price (including the amount of accrued dividends, if any) and the purchase date (which must be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                  (C) that any shares of Exchangeable Preferred
         Stock not tendered will continue to accrue dividends;

                  (D) that, unless the Company defaults in making payment therefor, any share of Exchangeable Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

                  (E) that holders electing to have any shares of Exchangeable Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender such shares of Exchangeable Preferred Stock, properly endorsed for transfer, together with such other customary documents as the Company and the Transfer Agent may reasonably request to the Transfer Agent and registrar for the Exchangeable Preferred Stock at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

                  (F) that holders will be entitled to withdraw their election if the Company receives, not later than five Business Days prior to the Change of Control Payment Date, a telegram, a telex, facsimile transmission or letter setting forth the name of the holder, the number of shares of Exchangeable Preferred Stock the holder delivered for purchase and a statement that such holder is withdrawing his election to have such shares of Exchangeable Preferred Stock purchased;

                  (G) that holders whose shares of Exchangeable Preferred Stock are purchased only in part will be issued a new certificate representing the unpurchased shares of Exchangeable Preferred Stock; and

                  (H) the circumstances and relevant facts regarding such Change of Control.

                (iv) The Company will comply with any tender offer rules under the Exchange Act which then may be applicable, including Rules 13e-4 and 14e-1, in connection with any offer required to be made by the Company to repurchase the shares of Exchangeable Preferred Stock as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Certificate of Designation, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Certificate of Designation by virtue thereof.

                  (v) On the Change of Control Payment Date the Company shall
(A) accept for payment the shares of Exchangeable Preferred Stock validly tendered pursuant to the Change of Control Offer, (B) pay to the holders of shares so accepted the purchase price therefor in cash and (C) cancel and retire each surrendered certificate. Unless the Company defaults in the payment for the shares of Exchangeable Preferred Stock tendered pursuant to the Change of Control Offer, dividends will cease to accrue with respect to the shares of Exchangeable Preferred Stock tendered and all rights of holders of such tendered shares will terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

                  (i) Conversion or Exchange. The holders of shares of Exchangeable Preferred Stock shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Company.

                  (j) Reissuance of Exchangeable Preferred Stock. Shares of Exchangeable Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, however, that so long as any shares of Exchangeable Preferred Stock are outstanding, any issuance of such shares must be in compliance with the terms hereof.

                  (k) Business Day. If any payment, redemption or exchange shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day.

                  (l) Certain Additional Provisions. The Company covenants and agrees for the benefit of the Holders as follows:

                  (i) Limitation on Debt. (A) The Company shall not, and shall not permit any Restricted Subsidiary to,

Issue, directly or indirectly, any Debt; provided, however, that the Company or its Restricted Subsidiaries may Issue Debt if at the date of such Issuance the Cash Flow Leverage Ratio does not exceed the ratio indicated below for Debt Issued in each period indicated:

                              Period                                      Ratio
Through September 30, 1996........................................      7.0 to 1.0
From October 1, 1996 through
         March 31, 1998...........................................      6.5 to 1.0
From April 1, 1998 and thereafter.................................      6.0 to 1.0


                  (B) Notwithstanding the foregoing paragraph (A), the Company and the Restricted Subsidiaries may Issue the following Debt: (1) Debt of the Company or Benedek Broadcasting Issued pursuant to the Bank Credit Agreement (including Guarantees thereof and any letters of credit Issued thereunder) or any other agreement or indenture in a principal amount which, when taken together with the principal amount of all other Debt Issued pursuant to this clause (1) and then outstanding, does not exceed the greater of (I) $15.0 million and (II) 75% of the book value of the accounts receivable of the Company and the Restricted Subsidiaries; (2) Debt of the Company or Benedek Broadcasting Issued pursuant to the Bank Credit Agreement (including Guarantees thereof and any letters of credit issued thereunder) or any other agreement or indenture in an aggregate principal amount which, when taken together with the principal amount of all other Debt Issued pursuant to this clause (2) and then outstanding, does not exceed (I) $128.0 million less (II) the lesser of (x) the aggregate amount of all principal repayments of any such Debt actually made after the Issue Date (other than any such principal repayments made as a result of the Refinancing of any such Debt) and (y) the scheduled principal amortization payments to have been made by then under the terms of the Bank Credit Agreement (but without giving effect to any changes to such scheduled principal payments after the Issue Date); (3) Debt owed to and held by the Company or a Wholly Owned Subsidiary; provided, however, that any subsequent Issuance or transfer of any Capital Stock or any other event which results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of such Debt (other than to a Wholly Owned Subsidiary) shall be deemed, in each case to constitute the Issuance of such Debt by the issuer thereof; (4) the Senior Subordinated Discount Notes, the Exchangeable Preferred Stock, the Exchange Debentures and Refinancing Debt of the Company Issued in respect of any Debt permitted by this clause (4) (including the accretion of any original issue discount associated with Debt permitted by this clause (4) and the increase in Liquidation Preference with respect to any Debt permitted by this clause 4); (5) Debt (other than Debt described in clause (1), (2), (3) or
(4) of this covenant but including the Debt represented by the Company Pledge Agreement) outstanding on the Issue Date, and Refinancing Debt in respect of any Debt permitted by this clause (5) or by paragraph (A) above; (6) Debt or Preferred Stock of a Subsidiary Issued and outstanding on or prior to the date on which such Subsidiary became a Subsidiary or was acquired by the Company (other than Debt or Preferred Stock Issued in connection with, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and Refinancing Debt of such Subsidiary Issued in respect of any Debt of such Subsidiary permitted by this clause (6); provided, however, that after giving effect thereto, except in the case of any Refinancing Debt, the Company and any Restricted Subsidiary could Issue an additional $1.00 of Debt pursuant to paragraph (A) above; (7) Debt consisting of Guarantees by BLC of Permitted Acquisition Debt; and (8) Debt of the Company or any Restricted Subsidiary (in addition to the Debt permitted to be Issued pursuant to paragraph (A) above or in any other clause of this paragraph (B)) in an aggregate principal amount on the date of Issuance which, when added to all other Debt Issued pursuant to this clause (8) and then outstanding, shall not exceed $15.0 million.

                (ii) Limitation on Restricted Payments. (A) The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to
(1) declare or pay any dividend or make any distribution on or in respect of, in the case of the Company, any Junior Stock or, in the case of any Restricted Subsidiary, any Capital Stock (including any payment in connection with any merger or consolidation involving the Company) or to the direct or indirect holders of any such stock (except dividends or distributions payable solely in its Non-Convertible Common Stock or in options, warrants or other rights to purchase its Non-Convertible Common Stock and except dividends or distributions payable to the Company or a Subsidiary and, if a Subsidiary is not wholly owned, to the other stockholders on a pro rata basis), (2) purchase, redeem or otherwise acquire or retire for value any Junior Stock of the Company or any Capital

Stock of any direct or indirect parent of the Company, or (3) make any Investment in any Affiliate of the Company other than a Restricted Subsidiary or a person which will become a Restricted Subsidiary as a result of any such Investment (any such dividend, distribution, purchase, redemption, other acquisition, retirement or Investment being herein referred to as a "Restricted Payment") if at the time the Company or such Restricted Subsidiary makes such Restricted Payment: (I) a Voting Rights Triggering Event shall have occurred and be continuing (or would result therefrom); (II) the Company is not able to Issue an additional $1.00 of Debt pursuant to subparagraph (A) of paragraph (l)(i) above; or (III) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date would exceed the sum of: (x) the cumulative Operating Cash Flow (whether positive or negative) accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter during which the Issue Date occurs to the end of the most recent fiscal quarter ending at least 45 days prior to the date of such Restricted Payment less the product of 1.4 multiplied by the cumulative Consolidated Interest Expense during such period; provided, however, that Operating Cash Flow and Consolidated Interest Expense for the period from the beginning of the fiscal quarter during which the Debt under the Bank Credit Agreement and Senior Subordinated Discount Notes are originally Issued through the date the Debt under the Bank Credit Agreement and Senior Subordinated Discount Notes are originally Issued shall be calculated on a pro forma basis to give effect to the Acquisitions, including the financing thereof (as if the Acquisitions were consummated on the last day of the fiscal quarter prior to the fiscal quarter during which such Debt and the Senior Subordinated Discount Notes are originally Issued); (y) the aggregate Net Cash Proceeds received by the Company from the Issue or sale of its Capital Stock (other than Redeemable Stock, Exchangeable Stock, Senior Stock or Parity Stock and other than the Exchangeable Preferred Stock and the Seller Junior Discount Preferred Stock) subsequent to the Issue Date (other than an Issuance or sale to a Subsidiary or to an employee stock ownership plan or other trust established by the Company or any of the Subsidiaries for the benefit of their employees or to officers, directors or employees to the extent that the Company or any Subsidiary has outstanding loans or advances to such employees pursuant to clause (7) of subparagraph (B) below or clause (3) of paragraph (v)(B) (all such excluded Capital Stock being herein collectively called "Excluded Stock")); and (z) the amount by which indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary), subsequent to the Issue Date, of any Debt of the Company that is by its original terms convertible or exchangeable for Capital Stock (other than Redeemable Stock, Exchangeable Stock, Senior Stock or Parity Stock) of the Company (less the amount of any cash, or other property, distributed by the Company upon such conversion or exchange); provided, however, that, for the purposes of the calculation required by this clause (III), the value of any such Restricted Payment, if other than cash, shall be evidenced by a resolution of the Board of Directors and determined in good faith by the disinterested members of the Board of Directors; provided further, however, that, in the case of a distribution or other disposition by the Company of all or substantially all the assets of a broadcast station or other business unit, the value of any such Restricted Payment shall be determined by an investment banking firm of national prominence that is not an Affiliate of the Company. Notwithstanding the foregoing, the Company shall not declare or pay any cash dividend or make any cash distribution on or in respect of any Parity Stock or any Junior Stock (including the Seller Junior Discount Preferred Stock and its Common Stock) prior to October 1, 2001.

                  (B) The provisions of the preceding paragraph (A) shall not prohibit: (1) any purchase or redemption of Junior Stock of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Junior Stock (other than Redeemable Stock or Exchangeable Stock and other than Excluded Stock); provided, however, that (I) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (II) the Net Cash Proceeds from such sale shall be excluded from clauses (III)(y) and
(III)(z) of the previous paragraph (A); (2) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided, however, that at any time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided further, however, that such dividend shall be included in the calculation of the amount of Restricted Payments; (3) Investments in Non-Recourse Affiliates in an aggregate amount (which amount shall be reduced by the amount equal to the net reduction in Investments in Non-Recourse Affiliates resulting from payments of dividends, repayments of loans or advances or other transfers of assets to the Company or any Restricted

Subsidiary from Non-Recourse Affiliates) not to exceed $6.0 million; provided, however, that the amount of such Investments shall be excluded in the calculation of the amount of Restricted Payments; (4) with respect to each tax period that Benedek Broadcasting qualifies as an S Corporation under the Code, or any similar provision of state or local law, distributions of Tax Amounts; provided, however, that prior to any distribution of Tax Amounts a duly authorized officer of Benedek Broadcasting certifies to the Trustee that Benedek Broadcasting qualified as an S Corporation for Federal income tax purposes for such period and for the states in respect of which distributions are being made and that at the time of such distributions, the most recent audited financial statements of Benedek Broadcasting provide that Benedek Broadcasting was treated as an S Corporation for Federal income tax purposes for the applicable portion of the period of such financial statements; provided further, however, that the amount of such distributions shall be excluded in the calculation of the amount of Restricted Payments; or (5) loans or advances to officers and directors of the Company (other than a Restricted Holder) (I) in the ordinary course of business in an aggregate amount outstanding not in excess of $1.0 million or
(II) the proceeds of which are used to acquire Capital Stock of the Company (other than Redeemable Stock, Exchangeable Stock, Senior Stock or Parity Stock); provided, however, that such loans and advances shall be excluded in the calculation of the amount of Restricted Payments.

                  The Company shall not be permitted to make distributions pursuant to clause (4) above (x) unless and until the Company has entered into a binding written agreement with each stockholder (copies of which will be promptly furnished to the Trustee prior to the making of any such distribution) providing that if any amount distributed to such stockholder pursuant to such clause (4) is later determined to have been, as a result of a change in applicable law or the failure of Benedek Broadcasting to effect or maintain a valid S Corporation election or otherwise, in excess of that amount permitted to be distributed or paid under such clause (4), such excess shall be refunded to the Company at least five Business Days prior to the next due date of individual estimated income tax payments and (y) in the event it has been determined that any such excess distribution or payment has been made, unless the Company has requested and received all refunds pursuant to such agreements.

              (iii) Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (A) pay dividends or make any other distributions on its Capital Stock or pay any Debt owed to the Company, (B) make any loans or advances to the Company or (C) transfer any of its property or assets to the Company, except:
(1) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date; (2) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Debt Issued by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Debt Issued as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date; (3) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Debt Issued pursuant to an agreement referred to in clause (1) or (2) of this covenant or contained in any amendment to an agreement referred to in clause (1) or (2) of this covenant; provided, however, that the encumbrances and restrictions contained in such Refinancing agreement or amendment are no less favorable to the Holders than encumbrances or restriction contained in such agreements; (4) any such encumbrance or restriction consisting of customary nonassignment provisions in leases governing leasehold interests to the extent such provisions restrict the transfer of the lease; (5) in the case of clause (C) above, restrictions contained in security agreements securing Debt of a Restricted Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements; and (6) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition.

                (iv) Limitation on Sales of Assets and Subsidiary Stock. (A) The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless (1) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value, as determined in good faith by the Board of Directors (including as to the value of all non-cash consideration), of the shares and assets subject to such Asset Disposition and at least 90% of the consideration thereof received by the Company or such Restricted Subsidiary is in the form of cash and (2) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be)(I) first, to the extent the Company elects (or is required by the terms of any Debt) to prepay, repay or purchase Debt of the Company or Debt (other than Redeemable Stock) of a Wholly Owned Subsidiary (in each case other than Debt owed to the Company or an Affiliate of the Company) within 60 days after the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (II) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (I), at the Company's election to the investment by the Company or any Restricted Subsidiary in assets to replace the assets that were the subject of such Asset Disposition or in assets that, as determined by the Board of Directors and evidenced by resolutions of the Board of Directors, will be used in the businesses of the Company and its Restricted Subsidiaries existing on the Issue Date or in businesses reasonably related thereto, in all cases within 270 days after the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (III) third, to the extent the Company is entitled pursuant to then existing contractual limitations to receive dividends or distributions from the relevant Restricted Subsidiary and to the extent of the balance of such Net Available Cash after application in accordance with clauses (I) and (II), to make an offer pursuant to and subject to the conditions contained in this Certificate of Designation to the holders of the Exchangeable Preferred Stock (and to holders of any Parity Stock designated by the Company) to purchase Exchangeable Preferred Stock (and such Parity Stock) at a purchase price of 100% of the Specified Amount plus accrued and unpaid Liquidated Damages and dividends (including an amount equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the date of such Asset Disposition to the date of such Asset Disposition), if any, on the date of such Asset Disposition (or in respect of such Parity Stock such lesser price, if any, as may be provided for by the terms of such Parity Stock) and (IV) fourth, to the extent of the balance of such Net Available Cash after application in accordance with clauses (I), (II) and (III), to (x) the acquisition by the Company or any Restricted Subsidiary of assets to replace the assets that were the subject of such Asset Disposition or assets that, as determined by the Board of Directors and evidenced by resolutions of the Board of Directors, will be used in the businesses of the Company and its Restricted Subsidiaries existing on the Issue Date or in businesses reasonably related thereto or (y) the prepayment, repayment or purchase of Debt (other than any Redeemable Stock) of the Company (other than Debt owed to an Affiliate of the Company) or Debt of any Restricted Subsidiary (other than Debt owned to the Company or an Affiliate of the Company), in each case within 360 days after the later of the receipt of such Net Available Cash and the date the offer described in clause (C) is consummated; provided, however, that in connection with any prepayment, repayment or purchase of Debt pursuant to clause (I), (III) or (IV) above, the Company or such Restricted Subsidiary shall retire such Debt and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this paragraph, the Company and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this paragraph except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this paragraph exceeds $5.0 million. The Company shall not permit any Non-Recourse Subsidiary to make any Asset Disposition unless such Non- Recourse Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value of the shares or assets so disposed of. Pending application of Net Available Cash pursuant to this covenant, such Net Available Cash shall be invested in Permitted Investments.

                  (B) In the event of an Asset Disposition that requires the purchase of Exchangeable Preferred Stock (and other Parity Stock) pursuant to clause (2)(III) above, the Company will be required to purchase Exchangeable Preferred Stock tendered pursuant to an offer (the "Offer") by the Company for the Exchangeable Preferred Stock (and other Parity Stock at the purchase price set forth above) in accordance with the procedures (including prorating in the event of oversubscription) set forth in clause (C). The Company shall not be required to make such an offer to purchase Exchangeable Preferred Stock if the Net Available Cash available therefor is less than $5.0 million for any particular Asset Disposition (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to any subsequent Asset Disposition).

                  (C)(1) Promptly, and in any event within 30 days after the Company becomes obligated to make an Offer, the Company shall be obligated to deliver to the Transfer Agent and send, by first-class mail to each Holder of Exchangeable Preferred Stock, a written notice stating that the Holder may elect to have his Exchangeable Preferred Stock purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Offer is oversubscribed), at the applicable purchase price. The notice shall specify a purchase date not less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date") and shall contain information concerning the business of the Company which the Company in good faith believes will enable such Holders to make an informed decision (which at a minimum will include (i) the most recently filed Annual Report on Form 10-K (including audited consolidated financial statements) of the Company, the most recent subsequently filed Quarterly Report on Form 10-Q and any Current Report on Form 8-K of the Company filed subsequent to such Quarterly Report, other than Current Reports describing Asset Dispositions otherwise described in the offering materials (or corresponding successor reports), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such Reports, and (iii) if material, appropriate pro forma financial information) and all instructions and materials necessary to tender Exchangeable Preferred Stock pursuant to the Offer, together with the information contained in clause (3) below.

                  (2) Not later than the date upon which written notice of an Offer is delivered to the Transfer Agent as provided below, the Company shall deliver to the Transfer Agent an Officers' Certificate as to (i) the amount of the Offer (the "Offer Amount"), (ii) the allocation of the Net Available Cash from the Asset Dispositions pursuant to which such Offer is being made and (iii) the compliance of such allocation with the provisions of subparagraph
(l)(iv)(A). On such date, the Company shall also irrevocably deposit with the Transfer Agent or with a paying agent (or, if the Company is acting as its own paying agent, aggregate and hold in trust) in immediately available funds an amount equal to the Offer Amount to be held for payment in accordance with the provisions of this clause (C). Upon the expiration of the period for which the Offer remains open (the "Offer Period"), the Company shall deliver to the Transfer Agent the Exchangeable Preferred Stock or portions thereof which have been properly tendered to and are to be accepted by the Company. The Transfer Agent shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price. In the event that the aggregate purchase price of the Exchangeable Preferred Stock delivered by the Company to the Transfer Agent is less than the Offer Amount, the Transfer Agent shall deliver the excess to the Company promptly after the expiration of the Offer Period.

                  (3) Holders electing to have Exchangeable Preferred Stock purchased will be required to surrender the Exchangeable Preferred Stock, with the form set forth on the reverse of the Exchangeable Preferred Stock duly completed, to the Company at the address specified in the notice at least ten Business Days prior to the Purchase Date. Holders will be entitled to withdraw their election if the Transfer Agent receives not later than three Business Days prior to the Purchase Date, a facsimile transmission (promptly confirmed in writing) or letter (a copy of which the Transfer Agent shall give to the Company not later than one Business Day prior to the Purchase Date) setting forth the name of the Holder, the number of shares of Exchangeable Preferred Stock which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Exchangeable Preferred Stock purchased. If at the expiration of the Offer Period the aggregate purchase price of the Exchangeable Preferred Stock surrendered by Holders, together with the aggregate purchase price of the other Parity Stock surrendered in connection with the Offer, exceeds the Offer Amount, the Company shall select the Exchangeable Preferred Stock and such other Parity Stock to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that no fractional shares of Exchangeable Preferred Stock shall be purchased). Holders whose Exchangeable Preferred Stock are purchased only in part will be Issued new shares of Exchangeable Preferred Stock representing the unpurchased portion of the shares of Exchangeable Preferred Stock surrendered.

                  (4) At the time the Company delivers Exchangeable Preferred Stock to the Transfer Agent which are to be accepted for purchase, the Company will also deliver an Officers' Certificate stating that such Exchangeable

Preferred Stock are to be accepted by the Company pursuant to and in accordance with the terms of this clause (C). Exchangeable Preferred Stock shall be deemed to have been accepted for purchase at the time the Transfer Agent, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.

                  (D) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Exchangeable Preferred Stock pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Certificate of Designation by virtue thereof.

                  (v) Limitation on Transactions with Affiliates. (A) The Company shall not, and shall not permit any Restricted Subsidiary to, conduct any business or enter into any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company unless the terms of such business, transaction or series of transactions are as favorable to the Company or such Restricted Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third person; provided, however, that in the case of any transaction or series of related transactions involving aggregate payments or other transfers by the Company and its Restricted Subsidiaries, in excess of (1) $5.0 million, the Company shall deliver an Officers' Certificate to the Trustee certifying that the terms of such business, transaction or series of transactions (I) comply with this covenant, (II) have been set forth in writing and (III) have been determined in good faith by the disinterested members of the Board of Directors to satisfy the criteria set forth in this covenant and (2) $5.0 million, the Company shall also deliver to the Transfer Agent an opinion from an investment banking firm of national prominence that is not an Affiliate of the Company to the effect that such business, transaction or transactions are fair to the Company or such Restricted Subsidiary from a financial point of view.

                  (B) The provisions of the preceding paragraph shall not prohibit (1) any Restricted Payment permitted to be paid pursuant to the provisions of paragraph (l)(ii) above, (2) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors in the ordinary course of business and consistent with industry practices, (3) loans or advances to employees of the Company and the Subsidiaries (other than Restricted Holders) (I) in the ordinary course of business in an aggregate amount outstanding not to exceed $5.0 million or (II) the proceeds of which are used to acquire from the Company Capital Stock of the Company (other than Redeemable Stock or Exchangeable Stock); (4) the payment of reasonable fees to directors of the Company and its Subsidiaries (other than a Restricted Holder) who are not employees of the Company or its Subsidiaries; (5) salaries to employees in the ordinary course of business and consistent with industry practices; and (6) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; provided, however, that no portion of the minority interest in any such Restricted Subsidiary is owned by an Affiliate (other than the Company or a Wholly Owned Subsidiary) of the Company.

                (vi) SEC Reports and Other Information. Notwithstanding that the Company may not be required to be subject to the reporting requirements of
Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC and thereupon provide the Transfer Agent and the Holders with such annual reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections. In addition, for so long as any of the shares of Exchangeable Preferred Stock are outstanding, the Company will make available to any prospective purchaser of the shares of Exchangeable Preferred Stock or beneficial owner of the shares of Exchangeable Preferred Stock in connection with any sales thereof the information required by Rule 144A(d)(4) under the Securities Act.

                (vii) Limitation on Mergers and Asset Sales. (A) The Company may not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any person unless: (1) the resulting, surviving or transferee person (if not the Company) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and the Exchangeable Preferred Stock shall be converted into or exchanged for and shall become shares of such resulting, surviving or transferee person, having in respect of such resulting, surviving or transferee person the same powers, preference and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereon, that the Exchangeable Preferred Stock had immediately prior to such transaction; (2) immediately prior to and after giving effect to such transaction (and treating any Debt which becomes an obligation of the resulting, surviving or transferee person or any Subsidiary as a result of such transaction as having been incurred by such person or such Subsidiary at the time of such transaction), no Default has occurred and is continuing; (3) immediately after giving effect to such transaction, the resulting, surviving or transferee person would be able to issue an additional $1.00 of Debt pursuant to paragraph (l)(i)(A) above; (4) immediately after giving effect to such transaction, the resulting, surviving or transferee person has Consolidated Net Worth in an amount which is not less than the Consolidated Net Worth of the Company prior to such transaction; and (5) the Company delivers to the Transfer Agent an Officers' Certificate and an Opinion of Counsel stating that such consolidation, merger or transfer complies with this Certificate of Designation. The resulting, surviving or transferee person will be the successor company.

                  (B) The Company shall not permit Benedek Broadcasting to consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any person unless: (1) the resulting, surviving or transferee person (if not Benedek Broadcasting) is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia; (2) immediately prior to and after giving effect to such transaction (and treating any Debt which becomes an obligation of the resulting, surviving or transferee person or any Subsidiary as a result of such transaction as having been incurred by such person or such Subsidiary at the time of such transaction), no Default has occurred and is continuing; (3) immediately after giving effect to such transaction, the Company would be able to issue an additional $1.00 of Debt pursuant to paragraph (l)(i)(A) above; and (4) the Company delivers to the Transfer Agent an Officers' Certificate and an Opinion of Counsel stating that such consolidation, merger or transfer complies with this Certificate of Designation.

                  (m) Certificates. (i) Form and Dating. The Class A Stock and the Transfer Agent's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designation. The Class B Stock and the Transfer Agent's certificate of authentication shall be substantially in the form of Exhibit B, which is hereby incorporated by reference and expressly made a part of this Certificate of Designation. The Exchangeable Preferred Stock certificate may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Exchangeable Preferred Stock certificate shall be dated the date of its authentication. The terms of the Exchangeable Preferred Stock certificate set forth in Exhibit A and Exhibit B are part of the terms of this Certificate of Designation.

                  (A) Global Exchangeable Preferred Stock. Class A Stock shall be issued initially in the form of one or more fully registered global certificates with the global securities legend and restricted securities legend set forth in Exhibit A hereto (the "Global Exchangeable Preferred Stock"), which shall be deposited on behalf of the purchasers represented thereby with the Transfer Agent, at its New York office, as custodian for DTC (or with such other custodian as DTC may direct), and registered in the name of DTC or a nominee of DTC, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The number of shares of Exchangeable Preferred Stock represented by Global Exchangeable Preferred Stock may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and DTC or its nominee as hereinafter provided.

                  (B) Book-Entry Provisions. In the event Global Exchangeable Preferred Stock is deposited with or on behalf of DTC, the Company shall execute and the Transfer Agent shall authenticate and deliver initially one or more Global Exchangeable Preferred Stock certificates that (a) shall be registered in the name of DTC for such Global Exchangeable Preferred Stock or the nominee of DTC and (b) shall be delivered by the Transfer Agent to DTC or pursuant to DTC's instructions or held by the Transfer Agent as custodian for DTC.

                  Members of, or participants in, DTC ("Agent Members") shall have no rights under this Certificate of Designation with respect to any Global Exchangeable Preferred Stock held on their behalf by DTC or by the Transfer Agent as the custodian of DTC or under such Global Exchangeable Preferred Stock, and DTC may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Exchangeable Preferred Stock for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Exchangeable Preferred Stock.

                  (C) Certificated Exchangeable Preferred Stock. Except as provided in this paragraph (i) or in paragraph (iii), owners of beneficial interests in Global Exchangeable Preferred Stock will not be entitled to receive physical delivery of certificated Exchangeable Preferred Stock ("Certificated Exchangeable Preferred Stock").

                  After a transfer of any Class A Stock during the period of the effectiveness of a Shelf Registration Statement with respect to such Class A Stock, all requirements pertaining to legends on such Class A Stock will cease to apply, the requirements requiring any such Class A Stock issued to Holders be issued in global form will cease to apply, and Certificated Exchangeable Preferred Stock without legends will be available to the transferee of the Holder of such Class A Stock upon exchange of such transferring Holder's Class A Stock or directions to transfer such Holder's interest in the Global Exchangeable Preferred Stock, as applicable. Upon the consummation of a Registered Exchange Offer with respect to the Class A Stock pursuant to which Holders of such Class A Stock are offered Class B Stock in exchange for their Class A Stock, all requirements that Class A Stock be issued in global form will cease to apply and Certificated Exchangeable Preferred Stock with the restricted securities legend set forth in Exhibit A hereto will be available to Holders of such Class A Stock that do not exchange their Class A Stock, and Class B Stock in certificated form will be available to Holders that exchange such Class A Stock in such Registered Exchange Offer.

                  (ii) Execution and Authentication. Two Officers shall sign the Exchangeable Preferred Stock for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Exchangeable Preferred Stock and may be in facsimile form.

                  If an Officer whose signature is on Exchangeable Preferred Stock no longer holds that office at the time the Transfer Agent authenticates the Exchangeable Preferred Stock, the Exchangeable Preferred Stock shall be valid nevertheless.

                  An Exchangeable Preferred Stock shall not be valid until an authorized signatory of the Transfer Agent manually signs the certificate of authentication on the Exchangeable Preferred Stock. The signature shall be conclusive evidence that the Exchangeable Preferred Stock has been authenticated under this Certificate of Designation.

                  The Transfer Agent shall authenticate and deliver: (1) 600,000 shares of Class A Stock for original issue and (2) 600,000 shares of Class B Stock for issue only in a Registered Exchange Offer pursuant to the Exchange and Registration Rights Agreement, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the number of shares of Exchangeable Preferred Stock to be authenticated and the date on which the original issue of Exchangeable Preferred Stock is to be authenticated and whether the Exchangeable Preferred Stock is to be Class A Stock or Class B Stock.

                  The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Exchangeable Preferred Stock. Unless limited by the terms of such appointment, an authenticating agent may authenticate Exchangeable Preferred Stock whenever the Transfer Agent may do so. Each reference in this Certificate of Designation to authentication by the Transfer Agent includes authentication by such agent. An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

                  (iii) Transfer and Exchange. (A) Transfer and Exchange of Certificated Exchangeable Preferred Stock. When Certificated Exchangeable Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Exchangeable Preferred Stock or to exchange such Certificated Exchangeable Preferred Stock for an equal number of shares of Certificated Exchangeable Preferred Stock of other authorized denominations, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Exchangeable Preferred Stock surrendered for transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (2) in the case of Transfer Restricted Securities that are Certificated Exchangeable Preferred Stock, are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (I), (II) or (III) below, and are accompanied by the following additional information and documents, as applicable:

                           (I) if such Transfer Restricted Securities are being
                  delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit C hereto; or

                         (II) if such Transfer Restricted Securities are being
                  transferred to the Company or to a "qualified institutional buyer" ("QIB") in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto); or

                       (III) if such Transfer Restricted Securities are being
                  transferred to an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the

                  Securities Act that is acquiring the Securities for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of $100,000 for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or in reliance on another exemption from the registration requirements of the Securities
                  Act: (i) a certification to that effect in substantially the form of Exhibit C hereto, and if the Company or the Transfer Agent so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in paragraph (iii)(G)(1) below.

                  (B) Restrictions on Transfer of Certificated Exchangeable Preferred Stock for a Beneficial Interest in Global Exchangeable Preferred Stock. Certificated Exchangeable Preferred Stock may not be exchanged for a beneficial interest in Global Exchangeable Preferred Stock except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Certificated Exchangeable Preferred Stock, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Transfer Agent, together with:

                  (1) if such Certificated Exchangeable Preferred Stock is a Transfer Restricted Security, certification that such Certificated Exchangeable Preferred Stock is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                  (2) whether or not such Certificated Exchangeable Preferred Stock is a Transfer Restricted Security, written instructions directing the Transfer Agent to make, or to direct DTC to make, an adjustment on its books and records with respect to such Global Exchangeable Preferred Stock to reflect an increase in the number of shares of Exchangeable Preferred Stock represented by the Global Exchangeable Preferred Stock, then the Transfer Agent shall cancel such Certificated Exchangeable Preferred Stock and cause, or direct DTC to cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Exchangeable Preferred Stock represented by the Global Exchangeable Preferred Stock to be increased accordingly. If no Global Exchangeable Preferred Stock is then outstanding, the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Exchangeable Preferred Stock representing the appropriate number of shares.

                  (C) Transfer and Exchange of Global Exchangeable Preferred Stock. The transfer and exchange of Global Exchangeable Preferred Stock or beneficial interests therein shall be effected through DTC, in accordance with this Certificate of Designation (including applicable restrictions on transfer set forth herein, if any) and the procedures of DTC therefor.

                  (D) Transfer of a Beneficial Interest in Global Exchangeable Preferred Stock for a Certificated Exchangeable Preferred Stock. (1) Any person having a beneficial interest in Exchangeable Preferred Stock that is being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (I), (II) or (III) below may upon request, and if accompanied by the information specified below, exchange such beneficial interest for Certificated Exchangeable Preferred Stock representing the same number of shares of Exchangeable Preferred Stock. Upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for DTC from DTC or its nominee on behalf of any person having a beneficial interest in Global Exchangeable Preferred Stock and upon receipt by the Transfer Agent of a written order or such other form of instructions as is customary for DTC or the person designated by DTC as having such a beneficial interest in a Transfer Restricted Security only, the following additional information and documents (all of which may be submitted by facsimile):

                           (I) if such beneficial interest is being transferred
                  to the person designated by DTC as being the owner of a beneficial interest in Global Exchangeable Preferred Stock, a certification from such person to that effect (in substantially the form of Exhibit C hereto);

                         (II) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with

                  Rule 144 or Regulation S under the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto); or

                       (III) if such beneficial interest is being transferred to
                  an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the security for its own account, or for the account of such an institutional accredited investor, in each case in a minimum principal amount of $100,000 for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or in reliance on another exemption from the registration requirements of the Securities Act: a certification to that effect from the transferor (in substantially the form of Exhibit C hereto), and if the Company or the Transfer Agent so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the legend set forth in paragraph (iii)(G)(1) below.

then, the Transfer Agent or DTC, at the direction of the Transfer Agent, will cause, in accordance with the standing instructions and procedures existing between DTC and the Transfer Agent, the number of shares of Exchangeable Preferred Stock represented by Global Exchangeable Preferred Stock to be reduced on its books and records and, following such reduction, the Company will execute and the Transfer Agent will authenticate and deliver to the transferee Certificated Exchangeable Preferred Stock.

                  (2) Certificated Exchangeable Preferred Stock issued in exchange for a beneficial interest in a Global Exchangeable Preferred Stock pursuant to this paragraph (iii)(D) shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. The Transfer Agent shall deliver such Certificated Exchangeable Preferred Stock to the persons in whose names such Exchangeable Preferred Stock are so registered in accordance with the instructions of DTC.

                  (E) Restrictions on Transfer and Exchange of Global Exchangeable Preferred Stock. Notwithstanding any other provisions of this Certificate of Designation (other than the provisions set forth in paragraph
(iii)(F)), Global Exchangeable Preferred Stock may not be transferred as a whole except by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depository or a nominee of such successor depository.

                  (F) Authentication of Certificated Exchangeable Preferred Stock. If at any time:

                  (1) DTC notifies the Company that DTC is unwilling or unable to continue as depository for the Global Exchangeable Preferred Stock and a successor depository for the Global Exchangeable Preferred Stock is not appointed by the Company within 90 days after delivery of such notice;

                  (2) DTC ceases to be a clearing agency registered under the Exchange Act;

                  (3) there shall have occurred and be continuing a Voting Rights Triggering Event; or

                  (4) the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of Certificated Exchangeable Preferred Stock under this Certificate of Designation, then the Company will execute, and the Transfer Agent, upon receipt of a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company requesting the authentication and delivery of Certificated Exchangeable Preferred Stock to the persons designated by the Company, will authenticate and deliver Certificated Exchangeable Preferred Stock equal to the number of shares of Exchangeable Preferred Stock represented by the Global Exchangeable Preferred Stock, in exchange for such Global Exchangeable Preferred Stock.

                  (G) Legend. (1) Except as permitted by the following paragraph
(2), each certificate evidencing the Global Exchangeable Preferred Stock and the Certificated Exchangeable Preferred Stock (and all Exchangeable Preferred

Stock issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

         "THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DESCRIBED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND, IN EACH CASE (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                  (2) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by Global Exchangeable Preferred Stock) pursuant to Rule 144 under the Securities Act or an effective registration statement under the Securities Act:

                           (I) in the case of any Transfer Restricted Security
                  that is a Certificated Exchangeable Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated Exchangeable Preferred Stock that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security;

                         (II) in the case of any Transfer Restricted Security
                  that is represented by a Global Exchangeable Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for a Certificated

                  Exchangeable Preferred Stock Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder's request for such exchange was made in reliance on Rule 144 and the Holder certifies to that effect in writing to the Transfer Agent (such certification to be in the form set forth on the reverse of the Transfer Restricted Security); and

                       (III) in the case of any Transfer Restricted Security
                  that is represented by a Global Exchangeable Preferred Stock, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security (in connection with the offer to exchange Class B Stock for Class A Stock pursuant to the Exchange and Registration Rights Agreement) for another Global Exchangeable Preferred Stock that does not bear the legend set forth above.

                  (H) Cancellation or Adjustment of Global Exchangeable Preferred Stock. At such time as all beneficial interests in Global Exchangeable Preferred Stock have either been exchanged for Certificated Exchangeable Preferred Stock, redeemed, repurchased or canceled, such Global Exchangeable Preferred Stock shall be returned to DTC for cancellation or retained and canceled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in Global Exchangeable Preferred Stock is exchanged for Certificated Exchangeable Preferred Stock, redeemed, repurchased or canceled, the number of shares of Exchangeable Preferred Stock represented by such Global Exchangeable Preferred Stock shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent with respect to such Global Exchangeable Preferred Stock, by the Transfer Agent or DTC, to reflect such reduction.

                  (I) Obligations with Respect to Transfers and Exchanges of Exchangeable Preferred Stock. (1) To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Certificated Exchangeable Preferred Stock and Global Exchangeable Preferred Stock as required pursuant to the provisions of this paragraph (iii).

                  (2) All Certificated Exchangeable Preferred Stock and Global Exchangeable Preferred Stock issued upon any registration of transfer or exchange of Certificated Exchangeable Preferred Stock or Global Exchangeable Preferred Stock shall be the valid obligations of the Company, entitled to the same benefits under this Certificate of Designation, as the Certificated Exchangeable Preferred Stock or Global Exchangeable Preferred Stock surrendered upon such registration of transfer or exchange.

                  (3) Prior to due presentment for registration of transfer of any Exchangeable Preferred Stock, the Transfer Agent and the Company may deem and treat the person in whose name any share of Exchangeable Preferred Stock is registered as the absolute owner of such Exchangeable Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

                  (4) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Exchangeable Preferred Stock Certificate at the office of the Transfer Agent maintained for that purpose. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Exchangeable Preferred Stock Certificates.

                  (5) Upon any sale or transfer of shares of Exchangeable Preferred Stock (including any Exchangeable Preferred Stock represented by a Global Exchangeable Preferred Stock Certificate) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required:

                  (A) in the case of any Certificated Exchangeable Preferred Stock, the Transfer Agent shall permit the holder thereof to exchange such Exchangeable Preferred Stock for Certificated Exchangeable Preferred Stock that does not bear the legend set forth in paragraph (iii)(G) above and rescind any restriction on the transfer of such Exchangeable Preferred Stock; and

                  (B)      in the case of any Global Exchangeable
                           Preferred Stock, such Exchangeable Preferred
                           Stock shall not be required to bear the
                           legend set forth in paragraph (iii)(G) above but shall continue to be subject to the provisions of paragraph (iii)(D) hereof; provided, however, that with respect to any request for an exchange of Exchangeable Preferred Stock that is represented by Global Exchangeable Preferred Stock for Certificated Exchangeable Preferred Stock that does not bear the legend set forth in paragraph (iii)(G) above in connection with a sale or transfer thereof pursuant to Rule 144 (and based upon an opinion of counsel if the Company so requests), the Holder thereof shall certify in writing to the Transfer Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

                  (iv) Replacement Certificates. If a mutilated Exchangeable Preferred Stock certificate is surrendered to the Transfer Agent or if the Holder of a Exchangeable Preferred Stock certificate claims that the Exchangeable Preferred Stock certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Transfer Agent shall countersign a replacement Exchangeable Preferred Stock certificate if the reasonable requirements of the Transfer Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New York are met. If required by the Transfer Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Transfer Agent to protect the Company and the Transfer Agent from any loss which either of them may suffer if an Exchangeable Preferred Stock certificate is replaced. The Company and the Transfer Agent may charge the Holder for their expenses in replacing a Exchangeable Preferred Stock certificate. Every replacement Exchangeable Preferred Stock certificate is an additional obligation of the Company.

                  (v)  Temporary Certificates.  Until definitive
Exchangeable Preferred Stock certificates are ready for delivery, the Company may prepare and the Transfer Agent shall countersign temporary Exchangeable Preferred Stock certificates. Temporary Exchangeable Preferred Stock certificates shall be substantially in the form of definitive Exchangeable Preferred Stock certificates but may have variations that the Company considers appropriate for temporary Exchangeable Preferred Stock certificates. Without unreasonable delay, the Company shall prepare and the Transfer Agent shall countersign definitive Exchangeable Preferred Stock certificates and deliver them in exchange for temporary Exchangeable Preferred Stock certificates.

                (vi) Cancellation. (A) In the event the Company shall purchase or otherwise acquire Certificated Exchangeable Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.

                  (B) At such time as all beneficial interests in Global Exchangeable Preferred Stock have either been exchanged for Certificated Exchangeable Preferred Stock, redeemed, repurchased or canceled, such Global Exchangeable Preferred Stock shall thereupon be delivered to the Transfer Agent for cancellation.

                  (C) The Transfer Agent and no one else shall cancel and destroy all Exchangeable Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Exchangeable Preferred Stock certificates to the Company. The Company may not issue new Exchangeable Preferred Stock certificates to replace Exchangeable Preferred Stock certificates to the extent they evidence Exchangeable Preferred Stock which the Company has purchased or otherwise acquired.

                  (n) Additional Rights of Holders. In addition to the rights provided to Holders under this Certificate of Designation, Holders shall have the rights set forth in the Exchange and Registration Rights Agreement.

                  (o) Certain Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings (and (1) terms defined in the singular have comparable meanings when used in the plural and vice versa, (2) "including" means including without limitation, (3) "or" is not exclusive and (4) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect on the Issue Date and all accounting calculations will be determined in accordance with such principles), unless the content otherwise requires:

                  "Acquired Station" means any Television Station acquired by the Company after the Issue Date.

                  "Acquisitions" means the acquisition by Benedek Broadcasting of substantially all the television broadcast assets of Stauffer Communications, Inc. and all the capital stock of Brissette Broadcasting Corporation and its wholly owned subsidiaries.

                  "Affiliate" of any specified person means (i) any other person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified person or (ii) any other person who is a director or officer (A) of such specified person, (B) of any subsidiary of such specified person or (C) of any person described in clause (i) above. For purposes of paragraphs (l)(ii), (l)(iv) and (l)(v) above, (a) control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise and
(b) beneficial ownership of 5% or more of the voting common equity (on a fully diluted basis) or warrants to purchase such equity (whether or not currently exercisable) of a person shall be deemed to be control of such person; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) of shares of Capital Stock of a Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Company or any of its Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction) other than (i) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Wholly Owned Subsidiary, (ii) a disposition of property or assets at fair market value in the ordinary course of business,
(iii) a disposition of obsolete assets in the ordinary course of business, (iv) for purposes of paragraph (l)(iv) above only, a disposition subject to paragraph
(l)(ii) above, (v) a disposition subject to the provisions set forth in paragraph (l)(vii) above (except to the extent the Company disposes of substantially all (but not all) of its assets, in which event the assets not so disposed of shall be deemed as having been sold by the Company), (vi) a disposition pursuant to the terms of the Company Pledge Agreement or (vii) a disposition by the Company in which and to the extent the Company receives as consideration Capital Stock of a person engaged in, or assets that will be used in, the business of the Company existing on the Issue Date or in businesses reasonably related thereto, as determined by the Board of Directors of the Company, the determination of which will be conclusive and evidenced by a resolution of the Board of Directors of the Company at the time of such disposition.

                  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate set forth on the face of the Senior Subordinated Discount Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

                  "Average Life" means, as of the date of determination, with respect to any Debt, the quotient obtained by dividing (i) the sum of the products of (a) the numbers of years from the date of determination to the dates of each successive scheduled principal payment or redemption or similar payment with respect to such Debt multiplied by (b) the amount of such payment, by (ii) the sum of all such payments.

                  "Bank Credit Agreement" means the Credit Agreement dated as of June 6, 1996, among Benedek Broadcasting, as borrower, the Lenders referred to therein, Canadian Imperial Bank of Commerce New York Agency, as administrative agent and collateral agent, Pearl Street L.P., as arranging agent, and Goldman, Sachs & Co., as syndication agent, and all promissory notes, guarantees, security agreements, pledge agreements, deeds of trust, mortgages, letters of credit and other instruments, agreements and documents executed pursuant thereto or in connection therewith, in each case as the same may be amended, supplemented, restated, renewed, refinanced, replaced or otherwise modified (in whole or in part and without limitation as to amount, terms, conditions, covenants or other provisions) from time to time.

                  "Benedek Broadcasting" means Benedek Broadcasting Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, and any successor company.

                  "BLC" means Benedek License Corporation, a Delaware corporation and a wholly owned subsidiary of Benedek Broadcasting, and any successor company.


                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Business Day" means each day which is not a Legal
Holiday.

                  "Capital Lease Obligations" of a person means any obligation which is required to be classified and accounted for as a capital lease on the face of a balance sheet of such person prepared in accordance with generally accepted accounting principles; the amount of such obligation shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "Capital Stock" of any person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

                  "Cash Flow Leverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount outstanding of all Debt of the Company and the Restricted Subsidiaries (including any Debt Issued under paragraph (l)(i)(B)) at the end of the most recent fiscal quarter ending at least 45 days prior to the date of determination to (ii) Operating Cash Flow for the four fiscal quarters ending on the last day of such fiscal quarter; provided; however, that (1) if the Company or any Restricted Subsidiary has Issued any Debt since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Cash Flow Leverage Ratio is an Issuance of Debt, or both, Debt as of such date and Operating Cash Flow (including Consolidated Interest Expense) for such period shall be calculated after giving effect on a pro forma basis to such Debt (in the case of Operating Cash Flow, as if such Debt had been Issued on the first day of such period) and the discharge of any other Debt repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Debt (in the case of Operating Cash Flow, as if such discharge had occurred on the first day of such period), (2) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition, (A) the Operating Cash Flow for such period shall be reduced by an amount equal to the Operating Cash Flow (if positive), directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the Operating Cash Flow (if negative) directly attributable thereto for such period (including an adjustment for Consolidated Interest Expense directly attributable to any Debt (the "Discharged Debt") of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Dispositions for such period (or, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Discharged Debt of such Restricted Subsidiary)) and
(B) Debt for such period shall be reduced by an amount equal to the Discharged Debt, (3) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any person which becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Operating Cash Flow for such period shall be calculated after giving pro forma effect thereto (including the Issuance of any Debt) as if such Investment or acquisition occurred on the first day of such period and (4) if since the beginning of such period any person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (2) or (3) above if made by the Company or a Restricted Subsidiary during such period, Operating Cash Flow (including Consolidated Interest Expense) for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Debt Issued in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Debt bears a floating rate of interest and is being given pro forma effect, the interest on such Debt shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Protection Agreement applicable to such Debt if such Interest Rate Protection Agreement has a remaining term in excess of 12 months).

                  "Change of Control" means:

                  (i) prior to the first public offering of common stock of the Company or Parent, the Permitted Holders cease to be the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company or Parent, whether as a result of Issuance of securities of the Company, any merger, consolidation, liquidation or dissolution of the Company, any direct or indirect transfer of securities or otherwise (for purposes of this clause (i) and clause (ii) below, the Permitted Holders shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") held by any other corporation (the "parent corporation") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent corporation;

                (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in clause (i) above, except that such person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the Voting Stock of the Company or Parent; provided, however, that the Permitted Holders beneficially own (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company or Parent than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company or Parent (for the purposes of this clause (ii), such other person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other person is the beneficial owner (as defined in this clause (ii), directly or indirectly, of more than 35% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders beneficially own (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent corporation and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent corporation); or

              (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company Pledge Agreement" means the Pledge and Security Agreement dated as of March 10, 1995 between Benedek Broadcasting and The Bank of New York.

                  "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in such interest expense, (i) interest expense attributable to capital leases, (ii) amortization of debt discount and debt Issuance cost, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) interest actually paid by the Company or any such Restricted Subsidiary under any Guarantee of Debt or other obligation of any other person, (vii) net costs associated with Hedging Obligations (including amortization of fees), (viii) Preferred Stock dividends in respect of all Preferred Stock of Restricted Subsidiaries and Redeemable Stock of the Company held by persons other than the Company or a Wholly Owned Subsidiary and (ix) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any person (other than the Company) in connection with loans incurred by such plan or trust to purchase newly issued or treasury shares of the Company.

                  "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income of any person if such person is not a Restricted Subsidiary, except that (A) the Company's equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of any such person for such period shall be included in determining such Consolidated Net Income, (ii) any net income of any person acquired by the Company or a Restricted Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition, (iii) any net income of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that (A) the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income, (iv) any gain (but not loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its consolidated subsidiaries (including pursuant to any Sale/Leaseback Transaction) which is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any person and (v) the cumulative effect of a change in accounting principles. Notwithstanding the foregoing, for the purposes of paragraph (l)(ii) above only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from a Non-Recourse Affiliate to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under such paragraph pursuant to clause
(B)(3) thereof.

                  "Consolidated Net Worth" of any person means the total of the amounts shown on the balance sheet of such person and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recent fiscal quarter of such person ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of such person plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit, (B) any amounts attributable to Redeemable Stock and (C) any amounts attributable to Exchangeable Stock.

                  "Contingent Warrants" means 888,000 warrants, each to purchase one share of Class A Common Stock of the Company.

                  "Debt" of any person means, without duplication, (i) the principal of and premium (if any) in respect of (A) indebtedness of such person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable; (ii) all Capital Lease Obligations and all Attributable Debt of such person; (iii) all obligations of such person Issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such person with respect to the redemption, repayment or other repurchase of, in the case of a Subsidiary, any Preferred Stock and, in the case of any other person, any Redeemable Stock (but excluding any accrued dividends); (vi) all obligations of the type referred to in clauses (i) through (v) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including any Guarantees of such obligations and dividends; and (vii) all obligations of the type referred to in clauses (i) through (vi) of other persons secured by an Lien on any property or asset of such person (whether or not such obligation is assumed by such person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of Debt of any person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  "Default" means any event which is, or after notice or passage of time or both would be, a Voting Rights Triggering Event.

                  "DTC" means The Depository Trust Company.

                  "EBITDA" for any period means the Consolidated Net
Income for such period (but without giving effect to adjustments, accruals, deductions or entries resulting from purchase accounting, extraordinary losses or gains and any gains or losses from any Asset Dispositions), plus the following to the extent deducted in calculating such Consolidated Net Income: (i) income tax expenses, (ii) Consolidated Interest Expense, (iii) depreciation expense, (iv) amortization expense (including the amortization of Program Obligations) and (v) all other noncash charges deducted in the calculation of such Consolidated Net Income (but excluding (a) any noncash charges related to the items described in clauses (i) through (v) of the definition of "Consolidated Net Income" and (b) any noncash charges to the extent that they require an accrual of or a reserve for cash disbursements for any future period) and minus, without duplication, all noncash items (but excluding revenue from barter transactions) that increased such Consolidated Net Income).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated as of June 5, 1996 among the Company, Goldman, Sachs & Co. and BT Securities Corporation with respect to the Exchangeable Preferred Stock.

                  "Exchange Debentures" means the debentures issuable pursuant to the Exchange Indenture.

                  "Exchange Indenture" means the form of Indenture to be entered into between the Company and IBJ Schroder Bank & Trust Company, as trustee, in the event the Exchangeable Preferred Stock is exchanged for Exchange Debentures at the option of the Company, a copy of which form of Indenture is on file with the Secretary of the Company.

                  "Exchangeable Stock" means any Capital Stock which is exchangeable or convertible into another security (other than Capital Stock of the Company which is neither Exchangeable Stock nor Redeemable Stock).

                  "Existing Station" means (i) each of the 22 Television Stations owned by the Company as of the Issue Date, including the Television Stations to be acquired pursuant to the Acquisitions, and (ii) each other Television

Station acquired by the Company after the Issue Date and the License for which is owned by BLC.

                  "Guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guaranteeing any Debt or other obligation of any person and any obligation, direct or indirect, contingent or otherwise, of such person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Hedging Obligations" of any person means the obligation of such person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such person against changes in interest rates or foreign exchange rates.

                  "Holders" means the registered holders from time to time of the Exchangeable Preferred Stock.

                  "Initial Warrants" means 600,000 warrants, each to purchase one share of Class A Common Stock of the Company.

                  "Interest Rate Protection Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed to protect the Company or any Subsidiary against fluctuations in interest rates.

                  "Investment" in any person means any loan or advance to, any Guarantee of, any acquisition of any Capital Stock, equity interest, obligation or other security of, or capital contribution or other investment in, such person. Investments shall exclude advances to customers and suppliers in the ordinary course of business.

                  "Issue" means issue, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Debt or Capital Stock of a person existing at the time such person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Subsidiary at the time it becomes a Subsidiary; and the term "Issuance" has a corresponding meaning. For purposes of paragraph (l)(i) above, if any Debt issued by a Non-Recourse Subsidiary thereafter ceases to be Non-Recourse Debt of a Non-Recourse Subsidiary, then such event shall be deemed for the purpose of such covenant to constitute the issuance of such Debt by the issuer thereof.

                  "Issue Date" means the date on which the Exchangeable Preferred Stock is initially issued.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York.

                  "License" means, with respect to any Television Station, any and all licenses and authorizations issued by the Federal Communications Commission with respect to such Television Station.

                  "Lien" means any mortgage, pledge, security interest, condition sale or other title retention agreement or other similar lien.

                  "Liquidated Damages" means, with respect to any share of Exchangeable Preferred Stock, the cash dividends then owing on such shares pursuant to paragraph 3 of the Exchange and Registration Rights Agreement.

                  "Maximum Amount" as of any date of determination means, with respect to any Acquired Station, the product of (i) the Operating Cash Flow of such Acquired Station for the four recent fiscal quarters ending at least 45 days prior to such date of determination and (ii) the number 5.0; provided, however, that if such Acquired Station is acquired by the Company in connection with an Asset Disposition of an Existing Station, the amount in clause (i) above shall be reduced by the Operating Cash Flow for such period of such Existing Station.

                  "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under generally accepted accounting principles, as a consequence of such Asset Disposition, (ii) all payments made on any Debt which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition and (iv) the deduction of appropriate amounts to be provided by the seller as a reserve in accordance with generally accepted accounting principles, against any liabilities associated with the assets disposed of in such Asset Disposition and retained by the Company or any Subsidiary after such Asset Disposition.

                  "Net Cash Proceeds" with respect to any Issuance or sale of Capital Stock, means the cash proceeds of such Issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Non-Convertible Common Stock" means, with respect to any corporation, any non-convertible Capital Stock of such corporation and any Capital Stock of such corporation convertible solely into non-convertible common stock of such corporation; provided, however, that Non-Convertible Common Stock shall not include any Redeemable Stock or Exchangeable Stock or, in the case of the Company, any Senior Stock or Parity Stock.

                  "Non-Recourse Affiliate" means a Non-Recourse Subsidiary or any other Affiliate of the Company or a Restricted Subsidiary which (i) has not acquired any assets

(other than cash) directly or indirectly from the Company or any Restricted Subsidiary, (ii) only owns properties acquired after the Issue Date and (iii) has no Debt other than Non-Recourse Debt.

                  "Non-Recourse Debt" means Debt or that portion of Debt (i) as to which neither the Company nor its Restricted Subsidiaries (A) provide credit support (including any undertaking, agreement or instrument which would constitute Debt), (B) is directly or indirectly liable or (C) constitute the lender and (ii) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against a Non-Recourse Affiliate) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company or its Restricted Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

                  "Non-Recourse Subsidiary" means a Subsidiary which (i) has not acquired any assets (other than cash) directly or indirectly from the Company or any Restricted Subsidiary, (ii) only owns properties acquired after the Issue Date and (iii) has no Debt other that Non-Recourse Debt.

                  "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Operating Cash Flow" for any period means EBITDA for such period less Program Obligation Payments for such period; provided, however, that, when used in the definition of "Maximum Amount" with respect to a Television Station, all references to the Company and Restricted Subsidiaries and consolidated subsidiaries used in the definitions of "EBITDA" and "Program Obligation Payments" and the definitions used therein shall be deemed to refer to such Television Station.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

                  "Parent" means any person that beneficially owns, directly or indirectly, all the Voting Stock of the Company.

                  "Permitted Acquisition Debt" means Debt of the Company or any Restricted Subsidiary Issued to finance all or any portion of the cost of the acquisition of an Acquired Station, where the License for such Acquired Station is owned by BLC, and Refinancing Debt in respect of such Debt; provided, however, that the aggregate amount of such Permitted Acquisition Debt with respect to any Acquired Station shall not exceed the Maximum Amount with respect to such Acquired Station.

                  "Permitted Holders" shall mean (i) A. Richard Benedek; (ii) family members or relatives of A. Richard Benedek; (iii) any trusts created for the benefit of the persons described in clauses (i), (ii) or (iv) of this paragraph or any trust for the benefit of any trust; (iv) in the event of the death or incompetence of any person described in clauses (i) or (ii) of this paragraph such person's estate, executor, administrator, committee or other personal representative or beneficiaries; or (v) any Affiliate of A. Richard Benedek.

                  "Permitted Investments" shall mean (i) investments in direct obligations of the United States of America maturing within 90 days of the date of acquisition thereof, (ii) investments in certificates of deposit maturing within 90 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the united States or any state thereof having capital, surplus and undivided profits aggregating in excess of $500.0 million, and (iii) investments in commercial paper given the highest rating by two established national credit rating agencies and maturing not more than 90 days from the date of acquisition thereof.

                  "person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Placement Agents" means Goldman, Sachs & Co. and BT Securities Corporation.

                  "Placement Agreement" means the Placement Agreement dated June 5, 1996 between the Company and the Placement Agents.

                  "Preferred Stock" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "principal" of any debt security means the principal amount of such debt security plus the premium, if any, payable on such debt security which is due or overdue or is to become due at the relevant time.

                  "Private Placement Memorandum" means the Private Placement Memorandum dated May 6, 1996, as supplemented on May 8, 1996.

                  "Program Obligation Payments" means, for any period of calculation, an amount equal to the aggregate amount paid in cash by or on behalf of the Company and the Restricted Subsidiaries during such period with respect to, or on account of, Program Obligations.

                  "Program Obligations" means the obligations of the Company and the Restricted Subsidiaries with respect to the acquisition of the right to broadcast films and other programming material, payable in a form other than barter.

                  "Redeemable Stock" means the Exchangeable Preferred Stock and any Capital Stock that by its terms or otherwise is required to be redeemed on or prior to the first anniversary of the Stated Maturity of the Exchangeable Preferred Stock or is redeemable at the option of the holder thereof at any time on or prior to the first anniversary of the Stated Maturity of the Exchangeable Preferred Stock.

                  "Refinance" means, in respect of any Debt, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to Issue indebtedness in exchange or replacement for, such Debt. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Refinancing Debt" means Debt that Refinances any Debt of the Company or any Restricted Subsidiary existing on the Issue Date or Issued in compliance with this Certificate of Designation; provided, however, that (i) such Refinancing Debt has a Stated Maturity no earlier than the Stated Maturity of the Debt being Refinanced, (ii) such Refinancing Debt has an Average Life at the time such Refinancing Debt is Issued that is equal to or greater than the Average Life of the Debt being Refinanced and (iii) such Refinancing Debt has an aggregate principal amount (or if Issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Issued with original issue discount, the aggregate accreted value) then outstanding or committed under the Debt being Refinanced; provided further, however, that refinancing Debt shall not include
(x) Debt of a Subsidiary that Refinances Debt of the Company or (y) Debt of the Company or a Restricted Subsidiary that Refinances Debt of a Non-Recourse Subsidiary.

                  "Registered Exchange Offer" means a registered exchange offer of Exchangeable Preferred Stock under the Securities Act pursuant to the Exchange and Registration Rights Agreement.

                  "Restricted Holder" means a Permitted Holder or a person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act and will be deemed to include each person included in such person) that owns, directly or indirectly, 10% or more of the total voting power of the Voting Stock of the Company; provided, however, that for purposes of this definition a person shall be deemed to have ownership of all shares (a) that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time and (b) of a corporation held by any other corporation (the "parent corporation") if such person is the owner, directly or indirectly, of more than 10% of the total voting power of the Voting Stock of such parent corporation.

                  "Restricted Subsidiary" shall mean any Subsidiary that is not a Non-Recourse Subsidiary.

                  "Sale/Leaseback Transaction" means any arrangement relating to a property owned as of the Issue Date whereby the Company or a Restricted Subsidiary transfers such property to a person and leases it back from such person.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Seller Junior Discount Preferred Stock" means the $45,000,000 Preferred Stock issued by the Company to General
Electric Capital Corporation and Mr. Paul Brissette in connection with the Acquisitions.

                  "Senior Subordinated Discount Notes" means the 13-1/4% Senior Subordinated Discount Notes due 2007 issued pursuant to the Senior Subordinated Discount Note Indenture.

                  "Senior Subordinated Discount Note Indenture" means the Indenture dated as of May 15, 1996, between the Company and United States Trust Company of New York, as trustee providing for the issuance of the Senior Subordinated Discount Notes.

                  "Shelf Registration Statement" means a shelf registration statement filed with the SEC to cover resales of Transfer Restricted Securities by holders thereof.

                  "Specified Amount" means, on any date with respect to any share of Exchangeable Preferred Stock, the sum of (i) the Liquidation Preference with respect to such share and (ii) the Accumulated Dividends with respect to such share that are added automatically to the Specified Amount of such share.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "Subsidiary" means any corporation, association, partnership, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company,
(ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

                  "Tax Amounts" with respect to any calendar year means the sum of (a) an amount equal to the product of (i) the Federal taxable income of Benedek Broadcasting for such year as determined in good faith by the Board of Directors and as certified by a nationally recognized tax accounting firm and without taking into account the deductibility of state income taxes for Federal income tax purposes multiplied by (ii) the State Tax Percentage (as defined below) plus (b) the greater of (i) the product of (w) the Federal taxable income of Benedek Broadcasting for such year as determined in good faith by the Board of Directors and as certified by a nationally recognized tax accounting firm and taking into account the deductibility of the amount determined in clause (a) above as a state income tax for Federal income tax purposes multiplied by (x) the Federal Tax Percentage (as defined below) and (ii) the product of (y) the alternative minimum taxable income attributable to Benedek Broadcasting's stockholder(s) by reason of the income of Benedek Broadcasting for such year as determined in good faith by the Board of Directors and as certified by a nationally recognized tax accounting firm multiplied by (z) the Federal Tax Percentage; provided, however, the amount as calculated above shall be reduced by the amount of any income tax benefit attributable to Benedek Broadcasting which could be realized by Benedek Broadcasting's stockholders in the current or a prior taxable year (including tax losses, alternative minimum tax credits, other tax credits and carryforwards or carrybacks thereof) to the extent not previously taken into account. The amount of any such income tax benefit described in the proviso to the preceding sentence shall be determined in a manner consistent with the calculation of the Tax Amount for the relevant year. Any part of the Tax Amount not distributed in respect of a tax year for which it is calculated shall be available for distribution in subsequent tax years. The term "State Tax Percentage" shall mean the highest applicable statutory marginal rate of state and local income tax to which an individual resident of the Relevant Jurisdiction (as defined below) would be subject in the relevant year of determination as a result of being a stockholder of a corporation taxable as an S Corporation in such jurisdiction (as certified to the Trustee by a nationally recognized tax accounting firm). The term "Relevant Jurisdiction" shall mean the jurisdiction in which, during the relevant taxable year, (c) Benedek Broadcasting is doing business for state and local income tax purposes,
(d) Benedek Broadcasting derives the first, second, third or fourth highest percentage of its gross income as calculated for Federal income tax purposes (excluding therefrom any gain or loss from the sale or other disposition of any television station then owned by Benedek Broadcasting) and (e) Benedek Broadcasting is taxable as an S Corporation for state and local income tax purposes that imposes the highest aggregate marginal rate of state and local income tax on individuals (as certified to the Trustee by a nationally recognized tax accounting firm). The term "Federal Tax Percentage" shall mean the highest applicable statutory marginal rate of Federal income tax or, in the case of clause (b)(ii) above, alternative minimum tax, to which an individual resident of the United States would be subject in the relevant year of determination (as certified to the Trustee by a nationally recognized tax accounting firm); provided, however, that, for any year in which Benedek Broadcasting is not taxable as an S Corporation for Federal income tax purposes, the Federal Tax Percentage shall be zero. Notwithstanding the foregoing, the sum of the State Tax Percentage and the Federal Tax Percentage (the "Total Tax Percentage") shall not exceed the percentage (the "Maximum Tax Percentage") equal to the lesser of (f) the highest applicable statutory marginal rate of Federal, state and local income tax or, when applicable, alternative minimum tax, to which a corporation doing business in any state in which Benedek Broadcasting is doing business at the time of determination would be subject in the relevant year of determination (as certified to the Trustee by a nationally recognized tax accounting firm) plus 5% and (g) 55%. If the Total Tax Percentage exceeds the Maximum Tax Percentage the Federal Tax Percentage shall be reduced to the extent necessary to cause the Total Percentage to equal the Maximum Tax Percentage. Distributions of Tax Amounts may be made from time to time with respect to a tax year based on reasonable estimates, with reconciliation within 40 days of the earlier of (i) Benedek Broadcasting's filing of the Internal Revenue Service Form 1120S for the applicable taxable year and (ii) the last date such form is required to be filed. The stockholder of Benedek Broadcasting will enter into a binding agreement with Benedek Broadcasting to reimburse Benedek Broadcasting for certain positive differences between the distributed amount and the Tax Amount, which difference must be paid at the time of such reconciliation.

                  "Television Station" means any group of assets which constitutes all or substantially all of the assets which would be necessary to carry on the business of a commercial television broadcast station and which, when purchased by a single purchaser would (together with any necessary licenses, authorizations, working capital and operating location) be substantially sufficient to allow such purchaser to carry on such business.

                  "Transfer Agent" means the transfer agent for the Exchangeable Preferred Stock appointed by the Company, which initially shall be IBJ Schroder Bank & Trust Company.

                  "Transfer Restricted Securities" means each share of Class A Stock until (i) such Class A Stock has been exchanged by a person other than a broker-dealer for freely transferrable Class B Stock in a Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of Class A Stock for Class B Stock, the date on which such Class B Stock is sold to a purchaser who receives from such broker-dealer or prior to the date of such sale a copy of the prospectus contained in the Registered Exchange Offer registration statement, (iii) the date on which such Class A Stock has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement or (iv) the date on which such Class A Stock is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                  "Units" means the Units sold by the Company containing the Class A Stock and the Warrants.

                  "Voting Stock" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

                  "Warrants" means the Initial Warrants and the Contingent Warrants.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

                  IN WITNESS WHEREOF, said Benedek Communications Corporation, has caused this Certificate of Designation to be signed by K. James Yager, its President, this 31st day of May, 1996.


                                            BENEDEK COMMUNICATIONS CORPORATION,

                                              by /s/ K. James Yager
                                                 -------------------------------
                                                 Name:   K. James Yager
                                                 Title:  President

                                                                       EXHIBIT A


Number ____                                                          ____ Shares


     "THE 15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK DUE 2007 (THE "EXCHANGEABLE PREFERRED STOCK") OF BENEDEK COMMUNICATIONS CORPORATION (THE "COMPANY") EVIDENCED HEREBY WAS INITIALLY ISSUED AS PART OF A UNIT CONSISTING OF SUCH EXCHANGEABLE PREFERRED STOCK AND INITIAL WARRANTS (THE "INITIAL WARRANTS") AND ADDITIONAL WARRANTS (THE "CONTINGENT WARRANTS") TO PURCHASE SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE CONTINGENT WARRANTS ARE HELD BY IBJ SCHRODER BANK & TRUST COMPANY, AS CONTINGENT WARRANT ESCROW AGENT, PURSUANT TO THE TERMS OF THE CONTINGENT WARRANT ESCROW AGREEMENT, DATED AS OF JUNE 5, 1996, BETWEEN THE COMPANY AND THE CONTINGENT WARRANT ESCROW AGENT. UNTIL THE EARLIEST TO OCCUR OF: (i) DECEMBER 1, 1996; (ii) SUCH EARLIER DATE AS MAY BE DETERMINED BY GOLDMAN, SACHS & CO. AND BT SECURITIES CORPORATION (THE "PLACEMENT
     AGENTS"); (iii) IF A CHANGE OF CONTROL (AS DEFINED IN THE CERTIFICATE OF DESIGNATION (THE "CERTIFICATE OF DESIGNATION") RELATING TO THE EXCHANGEABLE PREFERRED STOCK) OCCURS, THE DATE THE COMPANY IS REQUIRED TO MAIL NOTICE THEREOF TO THE HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (iv) IN THE EVENT THE COMPANY ELECTS TO ISSUE EXCHANGE DEBENTURES (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) FOR EXCHANGEABLE PREFERRED STOCK, THE DATE THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (v) THE DATE THE COMPANY MAILS NOTICE OF REDEMPTION OF THE EXCHANGEABLE PREFERRED STOCK TO HOLDERS THEREOF AND (vi) THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE EXCHANGEABLE PREFERRED STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED JUNE 5, 1996, BETWEEN THE COMPANY AND THE PLACEMENT AGENTS), THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE TEN INITIAL WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED. UNTIL THE CONTINGENT WARRANT RELEASE DATE (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE
     14.8 CONTINGENT WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED.


                       BENEDEK COMMUNICATIONS CORPORATION
             (Incorporated under the laws of the State of Delaware)


                                                                            CUSIP  08170W205
      This is to certify that      is the owner of        (               ) fully paid and non-assessable
shares of the above Company's


          15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK
                                (Par value $0.01)

transferable only on the books of the Company by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed. Reference is made hereby to the further provisions of this Certificate set forth on the reverse hereof and to the provisions of the Certificate of Designation which set forth the terms and provisions applicable to the Exchangeable Preferred Stock and such further provisions on the reverse hereof and in the Certificate of Designation shall for all purposes have the same effect as though fully set forth at this place.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      Witness, the seal of the Company and the signatures or the facsimile thereof of its duly authorized officers.

Dated:                                                            Countersigned and Registered:

BENEDEK COMMUNICATIONS CORPORATION                                IBJ SCHRODER BANK & TRUST COMPANY
                                                                            as Registrar and Transfer Agent
________________________________________
             Vice President                                           _____________________________________
                                                                              Authorized Signature
________________________________________          [SEAL]
        Assistant Secretary


       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
     (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S
     UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DESCRIBED IN RULE 501(a)(1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM           - as tenants in common                UNIF GIFT MIN ACT......................... Custodian........................
                                                                          (Cust)                                (Minor)
TEN ENT           - as tenants by the entireties        under Uniform Gifts to Minors
                                                        Act........................................
                                                                     (State)
JT TEN            - as joint tenants with right of survivorship and not
                  as tenants in common
                  Additional abbreviations may also be used though not in the above list

For value received ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said Shares on the books of the within  named  Company with full power of substitution in the premises.

         Dated _____________________ 19_______
                     In presence of               _____________________________


______________________________________________



         As required under Delaware law, the Company shall furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Company.

Number ____                                                          ____ Shares

     "THE 15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK DUE 2007 (THE "EXCHANGEABLE PREFERRED STOCK") OF BENEDEK COMMUNICATIONS CORPORATION (THE "COMPANY") EVIDENCED HEREBY WAS INITIALLY ISSUED AS PART OF A UNIT CONSISTING OF SUCH EXCHANGEABLE PREFERRED STOCK AND INITIAL WARRANTS (THE "INITIAL WARRANTS") AND ADDITIONAL WARRANTS (THE "CONTINGENT WARRANTS") TO PURCHASE SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE CONTINGENT WARRANTS ARE HELD BY IBJ SCHRODER BANK & TRUST COMPANY, AS CONTINGENT WARRANT ESCROW AGENT, PURSUANT TO THE TERMS OF THE CONTINGENT WARRANT ESCROW AGREEMENT, DATED AS OF JUNE 5, 1996, BETWEEN THE COMPANY AND THE CONTINGENT WARRANT ESCROW AGENT. UNTIL THE EARLIEST TO OCCUR OF: (i) DECEMBER 1, 1996; (ii) SUCH EARLIER DATE AS MAY BE DETERMINED BY GOLDMAN, SACHS & CO. AND BT SECURITIES CORPORATION (THE "PLACEMENT
     AGENTS"); (iii) IF A CHANGE OF CONTROL (AS DEFINED IN THE CERTIFICATE OF DESIGNATION (THE "CERTIFICATE OF DESIGNATION") RELATING TO THE EXCHANGEABLE PREFERRED STOCK) OCCURS, THE DATE THE COMPANY IS REQUIRED TO MAIL NOTICE THEREOF TO THE HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (iv) IN THE EVENT THE COMPANY ELECTS TO ISSUE EXCHANGE DEBENTURES (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) FOR EXCHANGEABLE PREFERRED STOCK, THE DATE THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (v) THE DATE THE COMPANY MAILS NOTICE OF REDEMPTION OF THE EXCHANGEABLE PREFERRED STOCK TO HOLDERS THEREOF AND (vi) THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE EXCHANGEABLE PREFERRED STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED JUNE 5, 1996, BETWEEN THE COMPANY AND THE PLACEMENT AGENTS), THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE TEN INITIAL WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED. UNTIL THE CONTINGENT WARRANT RELEASE DATE (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE
     14.8 CONTINGENT WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED.

                       BENEDEK COMMUNICATIONS CORPORATION
             (Incorporated under the laws of the State of Delaware)

                                                                               CUSIP  08170W205
      This is to certify that         is the owner of         (              ) fully paid and non-assessable
shares of the above Company's

          15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK
                                (Par value $0.01)

transferable only on the books of the Company by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed. Reference is made hereby to the further provisions of this Certificate set forth on the reverse hereof and to the provisions of the Certificate of Designation which set forth the terms and provisions applicable to the Exchangeable Preferred Stock and such further provisions on the reverse hereof and in the Certificate of Designation shall for all purposes have the same effect as though fully set forth at this place.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      Witness, the seal of the Company and the signatures or the facsimile thereof of its duly authorized officers.

Dated:                                                       Countersigned and Registered:

BENEDEK COMMUNICATIONS CORPORATION                           IBJ SCHRODER BANK & TRUST COMPANY
                                                                       as Registrar and Transfer Agent
________________________________________
                  Vice President                                 _____________________________________
                                                                         Authorized Signature
________________________________________       [SEAL]
                 Assistant Secretary


      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      Unless and until it is exchanged in whole or in part for Exchangeable Preferred Stock in definitive form, this Exchangeable Preferred Stock may not be transferred except as a whole by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any such nominee to a successor depository or a nominee of such successor depository. The Depository Trust Company ("DTC") (55 Water Street, New York, New York) shall act as the depository until a successor shall be appointed by the Company and the Transfer Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
     (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S
     UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DESCRIBED IN RULE 501(a)(1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE (A) AND (B), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM           - as tenants in common                UNIF GIFT MIN ACT.......................... Custodian......................
                                                                          (Cust)                                (Minor)
TEN ENT           - as tenants by the entireties        under Uniform Gifts to Minors
                                                        Act........................................
                                                                     (State)
JT  TEN           - as  joint  tenants  with  right of  survivorship  and not as tenants in common
                  Additional  abbreviations  may also be used  though not in the above list


For value received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said Shares on the books of the within  named  Company with full power of substitution in the premises.

         Dated _____________________ 19_______
                     In presence of               _____________________________


______________________________________________



       SCHEDULE OF EXCHANGES OF CERTIFICATED EXCHANGEABLE PREFERRED STOCK

The following exchanges of a part of this Global Exchangeable Preferred Stock for Certificated Exchangeable Preferred Stock have been made:




                       Amount of decrease in     Amount of increase in       Principal  Amount of this
                        Principal  Amount of     Principal  Amount of      Global Exchangeable Preferred     Signature of
                      this Global Exchangeable   this Global Exchange          Stock following such        authorized  officer of
 Date of Exchange         Preferred  Stock         Preferred Stock             decrease (or increase)        Transfer Agent
- -----------------     ------------------------   ---------------------     ------------------------------  -------------------







     As required under Delaware law, the Company shall furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Company.

                                                                       EXHIBIT B
Number ____                                                         ____ Shares

     "THE 15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK DUE 2007 (THE "EXCHANGEABLE PREFERRED STOCK") OF BENEDEK COMMUNICATIONS CORPORATION (THE "COMPANY") EVIDENCED HEREBY WAS INITIALLY ISSUED AS PART OF A UNIT CONSISTING OF SUCH EXCHANGEABLE PREFERRED STOCK AND INITIAL WARRANTS (THE "INITIAL WARRANTS") AND ADDITIONAL WARRANTS (THE "CONTINGENT WARRANTS") TO PURCHASE SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE CONTINGENT WARRANTS ARE HELD BY IBJ SCHRODER BANK & TRUST COMPANY, AS CONTINGENT WARRANT ESCROW AGENT, PURSUANT TO THE TERMS OF THE CONTINGENT WARRANT ESCROW AGREEMENT, DATED AS OF JUNE 5, 1996, BETWEEN THE COMPANY AND THE CONTINGENT WARRANT ESCROW AGENT. UNTIL THE EARLIEST TO OCCUR OF: (i) DECEMBER 1, 1996; (ii) SUCH EARLIER DATE AS MAY BE DETERMINED BY GOLDMAN, SACHS & CO. AND BT SECURITIES CORPORATION (THE "PLACEMENT
     AGENTS"); (iii) IF A CHANGE OF CONTROL (AS DEFINED IN THE CERTIFICATE OF DESIGNATION (THE "CERTIFICATE OF DESIGNATION") RELATING TO THE EXCHANGEABLE PREFERRED STOCK) OCCURS, THE DATE THE COMPANY IS REQUIRED TO MAIL NOTICE THEREOF TO THE HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (iv) IN THE EVENT THE COMPANY ELECTS TO ISSUE EXCHANGE DEBENTURES (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) FOR EXCHANGEABLE PREFERRED STOCK, THE DATE THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (v) THE DATE THE COMPANY MAILS NOTICE OF REDEMPTION OF THE EXCHANGEABLE PREFERRED STOCK TO HOLDERS THEREOF AND (vi) THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE EXCHANGEABLE PREFERRED STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED JUNE 5, 1996, BETWEEN THE COMPANY AND THE PLACEMENT AGENTS), THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE TEN INITIAL WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED. UNTIL THE CONTINGENT WARRANT RELEASE DATE (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE
     14.8 CONTINGENT WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED.

                       BENEDEK COMMUNICATIONS CORPORATION
             (Incorporated under the laws of the State of Delaware)

                                                                                         CUSIP  08170W205
      This is to certify that          is the owner of                  (              ) fully paid and non-assessable
shares of the above Company's


          15.0% SERIES B EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK
                                (Par value $0.01)

transferable only on the books of the Company by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed. Reference is made hereby to the further provisions of this Certificate set forth on the reverse hereof and to the provisions of the Certificate of Designation which set forth the terms and provisions applicable to the Exchangeable Preferred Stock and such further provisions on the reverse hereof and in the Certificate of Designation shall for all purposes have the same effect as though fully set forth at this place.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      Witness, the seal of the Company and the signatures or the facsimile thereof of its duly authorized officers.

Dated:                                                          Countersigned and Registered:

BENEDEK COMMUNICATIONS CORPORATION                              IBJ SCHRODER BANK & TRUST COMPANY
                                                                         as Registrar and Transfer Agent
______________________________________
             Vice President                                            _________________________________
                                                                              Authorized Signature
______________________________________         [SEAL]
        Assistant Secretary

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM           - as tenants in common                UNIF GIFT MIN ACT......................... Custodian.......................
                                                                          (Cust)                                (Minor)
TEN ENT           - as tenants by the entireties        under Uniform Gifts to Minors
                                                        Act........................................
                                                                     (State)
JT TEN            - as joint tenants with right of survivorship and not
                  as tenants in common
                  Additional abbreviations may also be used though not in the above list



For value received ________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said Shares on the books of the within  named  Company with full power of substitution in the premises.

         Dated _____________________ 19_______
                     In presence of               _____________________________


______________________________________________




         As required under Delaware law, the Company shall furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Company.

Number ____                                                          ____ Shares

     "THE 15.0% SERIES A EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK DUE 2007 (THE "EXCHANGEABLE PREFERRED STOCK") OF BENEDEK COMMUNICATIONS CORPORATION (THE "COMPANY") EVIDENCED HEREBY WAS INITIALLY ISSUED AS PART OF A UNIT CONSISTING OF SUCH EXCHANGEABLE PREFERRED STOCK AND INITIAL WARRANTS (THE "INITIAL WARRANTS") AND ADDITIONAL WARRANTS (THE "CONTINGENT WARRANTS") TO PURCHASE SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE CONTINGENT WARRANTS ARE HELD BY IBJ SCHRODER BANK & TRUST COMPANY, AS CONTINGENT WARRANT ESCROW AGENT, PURSUANT TO THE TERMS OF THE CONTINGENT WARRANT ESCROW AGREEMENT, DATED AS OF JUNE 5, 1996, BETWEEN THE COMPANY AND THE CONTINGENT WARRANT ESCROW AGENT. UNTIL THE EARLIEST TO OCCUR OF: (i) DECEMBER 1, 1996; (ii) SUCH EARLIER DATE AS MAY BE DETERMINED BY GOLDMAN, SACHS & CO. AND BT SECURITIES CORPORATION (THE "PLACEMENT
     AGENTS"); (iii) IF A CHANGE OF CONTROL (AS DEFINED IN THE CERTIFICATE OF DESIGNATION (THE "CERTIFICATE OF DESIGNATION") RELATING TO THE EXCHANGEABLE PREFERRED STOCK) OCCURS, THE DATE THE COMPANY IS REQUIRED TO MAIL NOTICE THEREOF TO THE HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (iv) IN THE EVENT THE COMPANY ELECTS TO ISSUE EXCHANGE DEBENTURES (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) FOR EXCHANGEABLE PREFERRED STOCK, THE DATE THE COMPANY MAILS NOTICE THEREOF TO HOLDERS OF EXCHANGEABLE PREFERRED STOCK; (v) THE DATE THE COMPANY MAILS NOTICE OF REDEMPTION OF THE EXCHANGEABLE PREFERRED STOCK TO HOLDERS THEREOF AND (vi) THE EFFECTIVE DATE OF THE EXCHANGE OFFER REGISTRATION STATEMENT (AS DEFINED IN THE EXCHANGEABLE PREFERRED STOCK EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED JUNE 5, 1996, BETWEEN THE COMPANY AND THE PLACEMENT AGENTS), THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE TEN INITIAL WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED. UNTIL THE CONTINGENT WARRANT RELEASE DATE (AS DEFINED IN THE CERTIFICATE OF DESIGNATION) THE EXCHANGEABLE PREFERRED STOCK EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON UNLESS, SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME TRANSFEREE
     14.8 CONTINGENT WARRANTS FOR EACH SHARE OF EXCHANGEABLE PREFERRED STOCK SO TRANSFERRED.

                       BENEDEK COMMUNICATIONS CORPORATION
             (Incorporated under the laws of the State of Delaware)

                                                                                 CUSIP  08170W205
      This is to certify that       is the owner of             (              ) fully paid and non-assessable
shares of the above Company's

          15.0% SERIES B EXCHANGEABLE REDEEMABLE SENIOR PREFERRED STOCK
                                (Par value $0.01)

transferable only on the books of the Company by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed. Reference is made hereby to the further provisions of this Certificate set forth on the reverse hereof and to the provisions of the Certificate of Designation which set forth the terms and provisions applicable to the Exchangeable Preferred Stock and such further provisions on the reverse hereof and in the Certificate of Designation shall for all purposes have the same effect as though fully set forth at this place.

      This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      Witness, the seal of the Company and the signatures or the facsimile thereof of its duly authorized officers.

Dated:                                                        Countersigned and Registered:

BENEDEK COMMUNICATIONS  CORPORATION                           IBJ SCHRODER BANK & TRUST COMPANY
                                                                      as Registrar and Transfer Agent
________________________________________
              Vice President                                   ______________________________________
                                                                       Authorized Signature
________________________________________       [SEAL]
            Assistant Secretary


      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

      Unless and until it is exchanged in whole or in part for Exchangeable Preferred Stock in definitive form, this Exchangeable Preferred Stock may not be transferred except as a whole by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository or by the depository or any such nominee to a successor depository or a nominee of such successor depository. The Depository Trust Company ("DTC") (55 Water Street, New York, New York) shall act as the depository until a successor shall be appointed by the Company and the Transfer Agent. Unless this certificate is presented by an authorized representative of DTC to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:


TEN COM           - as tenants in common                UNIF GIFT MIN ACT........................ Custodian........................
                                                                          (Cust)                                (Minor)
TEN ENT           - as tenants by the entireties        under Uniform Gifts to Minors
                                                        Act........................................
                                                                     (State)
JT TEN            - as  joint  tenants  with  right of  survivorship  and not as tenants in common
                  Additional  abbreviations  may also be used  though not in the above list


For value received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________


____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said Shares on the books of the within  named  Company with full power of substitution in the premises.

         Dated _____________________ 19_______
                     In presence of               _____________________________


______________________________________________


       SCHEDULE OF EXCHANGES OF CERTIFICATED EXCHANGEABLE PREFERRED STOCK

The following exchanges of a part of this Global Exchangeable Preferred Stock for Certificated Exchangeable Preferred Stock have been made:




                       Amount of decrease in     Amount of increase in       Principal  Amount of this
                        Principal  Amount of     Principal  Amount of      Global Exchangeable Preferred     Signature of
                      this Global Exchangeable   this Global Exchange          Stock following such        authorized  officer of
 Date of Exchange         Preferred  Stock         Preferred Stock             decrease (or increase)        Transfer Agent
- -----------------     ------------------------   ---------------------     ------------------------------  -------------------



     As required under Delaware law, the Company shall furnish to any shareholder upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Company.

                                                                       EXHIBIT C






                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
            REGISTRATION OF TRANSFER OF EXCHANGEABLE PREFERRED STOCK

Re: 15.0% Series A and Series B Exchangeable Redeemable Senior Preferred Stock due 2007 (the "Exchangeable Preferred Stock") of Benedek Communications Corporation (the "Company")

                  This Certificate relates to ____ shares of Exchangeable Preferred Stock held in [ ] */ book-entry or [ ] */ definitive form by _______________ (the "Transferor").

The Transferor*:

         [ ] has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Global Exchangeable Preferred Stock held by the depository shares of Exchangeable Preferred Stock in definitive, registered form equal to its beneficial interest in such Global Exchangeable Preferred Stock (or the portion thereof indicated above); or

         [ ]      has requested the Transfer Agent by written order to
exchange or register the transfer of Exchangeable Preferred Stock.

                  In connection with such request and in respect of such Exchangeable Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Designation relating to the above captioned Exchangeable Preferred Stock and that the transfer of this Exchangeable Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because */:

         [ ]      Such Exchangeable Preferred Stock is being acquired for the
Transferor's own account without transfer.

         [ ]      Such Exchangeable Preferred Stock is being transferred to
the Company.

         [ ] Such Exchangeable Preferred Stock is being transferred (i) to a qualified institutional buyer (as defined in Rule 144A under the Securities
Act), in reliance on Rule 144A or (ii) pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and, in the case of clause (ii), based on an opinion of counsel if the Company so requests and together with a certification in substantially the form of Exhibit E to the Certificate of Designation).

         [ ] Such Exchangeable Preferred Stock is being transferred to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (together with a certification in substantially the form of Exhibit D to the Certificate of Designation).

         [ ]      Such Exchangeable Preferred Stock is being transferred in
reliance on and in compliance with another exemption from the
- --------
*/Please check applicable box.

registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests).

                                                     ___________________________
                                                     [INSERT NAME OF TRANSFEROR]

                                                     by
Date:  _____________________                          __________________________

                                                                       EXHIBIT D










         FORM OF CERTIFICATE TO BE DELIVERED BY ACCREDITED INSTITUTIONS

                                                            -------------, -----


IBJ Schroder Bank & Trust Company, as Transfer Agent
Attention:  Corporate Trust Department


Ladies and Gentlemen:

                  In connection with our proposed purchase of certain 15.0% Series A and Series B Exchangeable Redeemable Senior Preferred Stock due 2007 (the "Exchangeable Preferred Stock"), of Benedek Communications Corporation, a Delaware corporation (the "Company"), we represent that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933 (the "Securities Act") (an "Institutional Accredited Investor"), or an entity in which all of the equity owners are Institutional Accredited Investors;

                (ii) any purchase of Exchangeable Preferred Stock will be for our own account or for the account of one or more other Institutional Accredited Investors as to which we exercise sole investment discretion;

              (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Exchangeable Preferred Stock and we and any accounts for which we are acting are able to bear the economic risks of our or their investment;

                (iv) we are not acquiring Exchangeable Preferred Stock with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times without our control; and

                  (v) we acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Exchangeable Preferred Stock.

                  We understand that the Exchangeable Preferred Stock has not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Exchangeable Preferred Stock, that such Exchangeable Preferred Stock may be offered, resold, pledged or otherwise transferred only (i) to a person whom we reasonably believe to be a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act (and, unless such transfer occurs in a transaction meeting the requirements of Rule 144A, based upon an opinion of counsel, if the Company so requests), (ii) to the Company or (iii) pursuant to an effective registration statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar will not be required to accept for registration of transfer any shares of Exchangeable Preferred Stock, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that the Exchangeable Preferred Stock purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Exchangeable Preferred Stock from us a notice advising such person that resales of the Exchangeable Preferred Stock are restricted as stated herein.

                  We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

                  THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                            Very truly yours,


                                            -----------------------------
                                            (Name of Transferee)

                                            by __________________________
                                               Name:
                                               Title:
                                               Address:

                                                                       EXHIBIT E










                     FORM OF CERTIFICATE TO BE DELIVERED IN
               CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

                                                                ----------, ----

IBJ Schroder Bank & Trust Company, as Transfer Agent
Attention:  Corporate Trust Department


Ladies and Gentlemen:

                  In connection with our proposed sale of certain 15.0% Exchangeable Redeemable Senior Preferred Stock due 2007 (the "Exchangeable Preferred Stock") to purchase ___ shares of Benedek Communications Corporation, a Delaware corporation ("the "Company"), we represent that:

                  (i) the offer of the Exchangeable Preferred Stock was not made to a person in the United States;

                (ii) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States;

              (iii) no directed selling efforts have been made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act of 1933 (the "Securities Act"), as applicable; and

                (iv) the transaction is not part of a plan or scheme by us to evade the registration requirements of the Securities Act.

                  You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                            Very truly yours,


                                            ----------------------------------
                                            (Name of Transferor)

                                            by _______________________________
                                               Name:
                                               Title:
                                               Address: